SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12

                              RYDEX VARIABLE TRUST

                (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

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

                              RYDEX VARIABLE TRUST

Dear Shareholder:

      On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings, Inc. ("Rydex Holdings"), and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which PADCO Advisors, Inc. and PADCO Advisors II, Inc., d/b/a Rydex Investments, (the "Advisor"), the investment adviser to the Rydex family of mutual funds, together with several other Rydex entities, will be acquired by Security Benefit (the "Transaction"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets. Upon completion of the Transaction, the Advisor, Rydex Distributors, Inc., the Rydex Funds' distributor, and Rydex Fund Services, Inc., the administrator and transfer agent for Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, will be wholly-owned subsidiaries of Security Benefit. Although the Transaction is not expected to have any material impact on the Rydex Funds or their shareholders, it will result in a change of control of the Advisor. Under the requirements of the Investment Company Act of 1940, this change of control will cause the automatic termination of each of the investment advisory agreements between the Advisor and each of the Rydex Funds, including each series of the Rydex Variable Trust (the "Funds"), as well as the investment sub-advisory agreement between the Advisor and CLS Investment Firm, LLC ("CLS"), which serves as the sub-adviser to three of the Funds. Accordingly, by this proxy statement, we are requesting that the shareholders of the Funds vote on whether to approve new investment advisory and sub-advisory agreements to take the place of the current investment advisory and sub-advisory agreements that will be terminated, so that the Advisor and CLS may continue to manage the Funds, as applicable.

      A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, which are listed in the Notice of Special Joint Meeting of Shareholders on page 1, has been scheduled for Thursday, October 4, 2007. If you are a shareholder of record of any of the Funds as of the close of business on August 6, 2007 you are entitled to vote at the Meeting and any adjournment of the Meeting.

      At the Meeting, you will be asked to approve new investment advisory agreements with the Advisor, as well as a new investment sub-advisory agreement between the Advisor and CLS under terms that are the same in all material respects to those of the previous investment advisory and investment sub-advisory agreements. NO FEE INCREASE IS EXPECTED TO RESULT FROM APPROVING THE NEW INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS.

      I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. The failure to return proxies could delay the

Meeting and the approval of new investment advisory and sub-advisory agreements. YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

      While you are, of course, welcome to join us at the Meeting and vote in person, it is not necessary to do so. As a convenience, we have created three other options by which to vote your shares:

      o BY INTERNET: Follow the instructions located on your proxy card and make sure this option is available at the time you plan to vote.

      o BY PHONE: The phone number is located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time you call.

      o BY MAIL: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

      Whether or not you plan to attend the Meeting, we need your vote. Please do not hesitate to call 1-877-256-6082 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

                             EVERY VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      The Advisor has engaged the services of Broadridge Financial Solutions, Inc. ("Broadridge"), as the professional proxy solicitation agent, to assist shareholders through the voting process. As the Meeting approaches, if you have not yet voted, Broadridge may contact you to remind you to vote your shares in order to be represented at the Meeting. If you have any questions about the Proxy Statement or the execution of your vote, please contact Broadridge at 1-877-256-6082. They will be happy to assist you. Please see your proxy card for additional information on how to cast your vote.

      We appreciate your time and consideration.

                                     Sincerely,

                                     /s/ Carl G. Verboncoeur

                                     Carl G. Verboncoeur
                                     President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

      We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

                              QUESTIONS AND ANSWERS

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and your proxy card -- because you have the right to vote on these important proposals concerning your investment in the Funds. Each of the proposals relates to actions that need to be taken in response to the impending change in control of Rydex Investments (the "Advisor"), the investment adviser to the Funds.

Q.    WHY AM I BEING ASKED TO VOTE ON NEW INVESTMENT ADVISORY AGREEMENTS?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), the law that regulates mutual funds, including the Funds, requires that an investment advisory agreement between an investment adviser and a fund terminate whenever there is a change in control of the investment adviser. After such investment advisory agreement terminates, a new investment advisory agreement between the investment adviser and the fund must be approved by the shareholders of the fund in order for the investment adviser to continue to manage the fund's investments.

      The Advisor is a wholly-owned subsidiary of Rydex Holdings, Inc., which is a wholly-owned subsidiary of Rydex NV, Inc. Rydex NV, Inc. is owned by various trusts controlled by the Viragh family (the "Viragh Family Trust"). On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings, LLC, Rydex Holdings, Inc. ("Rydex Holdings") and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which Security Benefit will acquire 100% of the outstanding shares of common stock of Rydex Holdings and 100% of the outstanding limited liability company interests of ICT (the "Transaction"). Once completed, the Transaction will result in a change of control of Rydex Holdings and, ultimately, the Advisor. The change of control of the Advisor, in turn, will result in the termination of each of the investment advisory agreements between the Advisor and the Funds, as well as the investment sub-advisory agreement between the Advisor and CLS Investment Firm, LLC ("CLS"), the sub-adviser to three of the Funds: the CLS AdvisorOne Amerigo Fund, CLS AdvisorOne Berolina Fund, and CLS AdvisorOne Clermont Fund (the "Sub-Advised Funds") (each, a "Current Agreement" and collectively, the "Current Agreements").

      At a Special Meeting of the Board of Trustees of Rydex Variable Trust (the "Board") held on July 10, 2007, and subsequently, during the Board's regular quarterly meeting held on August 27, 2007, the Board considered and voted in favor of new investment advisory agreements for Rydex Variable Trust, and a new investment sub-advisory agreement between the Advisor and CLS for the Sub-Advised Funds, (each, a "New Agreement" and collectively, the "New Agreements") pursuant to which, subject to each New Agreement's approval by each Fund's shareholders, as applicable, the Advisor will continue to serve as investment adviser to each Fund, and CLS will continue to serve as investment sub-adviser to the Sub-Advised Funds, after the completion of the Transaction. The Advisor's fees for its services to the Funds under each New Agreement will be the same as its fees under the corresponding Current Agreement (the Advisor is responsible for the payment of fees to CLS for services it performs for the Sub-Advised Funds). The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

Q.    HOW WILL THE CHANGE IN CONTROL OF THE ADVISOR AFFECT ME?

A. Other than the change in the ownership, the operations of the Advisor, the fees payable to the Advisor and the persons responsible for the day-to-day investment management of the Funds are expected to remain unchanged. Security Benefit and the current management of the Advisor have assured the Board that there will be no reduction in the nature or quality of the investment advisory services provided to each Fund as a result of the change in ownership.

Q.    HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board voted unanimously to recommend that you vote "FOR" all of the proposals contained in the Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.    I'M A VARIABLE CONTRACT OWNER. HOW WILL MY VOTE BE COUNTED?

A. As a variable contract owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your contract as to how the shares of the Fund(s) attributable to your contract should be voted. If no voting instructions are received, the life insurance company will vote the shares attributable to your contract in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of contract owners could determine the outcome of the vote if other contract owners fail to vote.

Q.    I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Special Joint Meeting of Shareholders (the "Meeting"). If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the New Agreements.

Q.    HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent.

Q.    WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call the Funds' proxy solicitation agent, Broadridge, at 1-877-256-6082 between 9:30 a.m. and 9:00 p.m., Eastern Time, Monday through Friday, and between 10:00 a.m. and 6:00 p.m., Eastern Time on Saturday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, OCTOBER 4, 2007

      Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Variable Trust (the "Trust") and each of its series (each a "Fund" and collectively, the "Funds") listed below will be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on Thursday, October 4, 2007 at 4:30 p.m. Eastern Time.

                              RYDEX VARIABLE TRUST

   Absolute Return Strategies        Inverse Dow 2x Strategy Fund             Mid-Cap Value Fund
              Fund                    (Formerly, Inverse Dynamic
                                              Dow Fund)                   Multi-Cap Core Equity Fund
          Banking Fund
                                     Inverse Government Long Bond                 Nova Fund
      Basic Materials Fund             Strategy Fund (Formerly,
                                     Inverse Government Long Bond            OTC 2x Strategy Fund
       Biotechnology Fund                       Fund)                    (Formerly, Dynamic OTC Fund)

  CLS AdvisorOne Amerigo Fund        Inverse High Yield Strategy
                                                 Fund                              OTC Fund
  CLS AdvisorOne Berolina Fund
                                    Inverse Mid-Cap Strategy Fund            Precious Metals Fund
    CLS AdvisorOne Clermont           (Formerly, Inverse Mid-Cap
              Fund                              Fund)                          Real Estate Fund

   Commodities Strategy Fund         Inverse OTC 2x Strategy Fund               Retailing Fund
  (Formerly, Commodities Fund)        (Formerly, Inverse Dynamic
                                              OTC Fund)                   Russell 2000(R) 1.5x Strategy
     Consumer Products Fund                                              Fund (Formerly, Russell 2000(R)
                                      Inverse OTC Strategy Fund                 Advantage Fund)
      Dow 2x Strategy Fund           (Formerly, Inverse OTC Fund)
  (Formerly, Dynamic Dow Fund)                                           Russell 2000(R) 2x Strategy Fund
                                       Inverse Russell 2000(R) 2x         (Formerly, Dynamic Russell
        Electronics Fund               Strategy Fund (Formerly,                   2000(R) Fund)
                                    Inverse Dynamic Russell 2000(R)
          Energy Fund                           Fund)                         Russell 2000(R) Fund

      Energy Services Fund          Inverse Russell 2000(R) Strategy       S&P 500 2x Strategy Fund
                                    Fund (Formerly, Inverse Russell        (Formerly, Dynamic S&P 500
 Essential Portfolio Aggressive              2000(R) Fund)                           Fund)
              Fund
                                     Inverse S&P 500 2x Strategy                 S&P 500 Fund
Essential Portfolio Conservative       Fund (Formerly, Inverse
              Fund                      Dynamic S&P 500 Fund)                Sector Rotation Fund

  Essential Portfolio Moderate      Inverse S&P 500 Strategy Fund            Small-Cap Growth Fund
              Fund                    (Formerly, Inverse S&P 500
                                                Fund)                        Small-Cap Value Fund
   Europe 1.25x Strategy Fund
  (Formerly, Europe Advantage         Japan 1.25x Strategy Fund             Strengthening Dollar 2x
             Fund)                    (Formerly, Japan Advantage           Strategy Fund (Formerly,
                                                Fund)                    Dynamic Strengthening Dollar
    Financial Services Fund                                                          Fund)

   Government Long Bond 1.2x            Large-Cap Growth Fund
    Strategy Fund (Formerly,                                                    Technology Fund
      Government Long Bond               Large-Cap Value Fund
        Advantage Fund)                                                     Telecommunications Fund
                                             Leisure Fund

        Health Care Fund              Mid-Cap 1.5x Strategy Fund              Transportation Fund
                                     (Formerly, Mid-Cap Advantage
       Hedged Equity Fund                      Fund)                         U.S. Government Money
                                                                                  Market Fund
    High Yield Strategy Fund             Mid-Cap Growth Fund
                                                                                Utilities Fund
         Internet Fund
                                                                         Weakening Dollar 2x Strategy
                                                                            Fund (Formerly, Dynamic
                                                                           Weakening Dollar Fund)

      At the Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals (each, a "Proposal"):

DESCRIPTION OF PROPOSAL:              FUNDS SOLICITED:

1. THE APPROVAL OF A NEW INVESTMENT   All Funds (Except the Absolute Return
   ADVISORY AGREEMENT BETWEEN RYDEX   Strategies Fund and Hedged Equity
   VARIABLE TRUST AND PADCO           Fund)
   ADVISORS II, INC.*

2. THE APPROVAL OF A NEW INVESTMENT   Absolute Return Strategies Fund
   ADVISORY AGREEMENT BETWEEN RYDEX   Hedged Equity Fund
   VARIABLE TRUST AND PADCO
   ADVISORS II, INC.*

3. THE APPROVAL OF A NEW INVESTMENT   CLS AdvisorOne Amerigo Fund
   SUB-ADVISORY AGREEMENT BETWEEN     CLS AdvisorOne Berolina Fund
   PADCO ADVISORS II, INC.* AND CLS   CLS AdvisorOne Clermont Fund
   INVESTMENT FIRM, LLC.

4. ANY OTHER BUSINESS PROPERLY
   BROUGHT BEFORE THE MEETING.

* PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.

      Your vote is important no matter how many shares you own, and all Shareholders are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly by mail in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. You may change or revoke your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy by mail, by Internet, by telephone, or by voting in person at the Meeting.

      Shareholders of record at the close of business on August 6, 2007 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

      FOR A FREE COPY OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, SHAREHOLDERS MAY CALL 1-800-820-0888, OR WRITE TO THE FUNDS AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. In addition, the Funds are required by federal law to file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains information about the Funds (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can also obtain copies of these materials from the SEC Office of Freedom of Information and Privacy Act Operations, Operations Center, 6432 General Green Way, Alexandria, VA 22313-2413, at prescribed rates.

                                   By Order of the Board of Trustees

                                   /s/ Carl G. Verboncoeur

                                   Carl G. Verboncoeur
                                   President

                                   September 6, 2007

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                              PROXY STATEMENT

                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                     TO BE HELD ON THURSDAY, OCTOBER 4, 2007

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex Variable Trust (the "Trust") and each of its series (each a "Fund" and collectively, the "Funds"):

                              RYDEX VARIABLE TRUST

   Absolute Return Strategies               Internet Fund                   Mid-Cap Growth Fund
              Fund
                                    Inverse Dow 2x Strategy Fund            Mid-Cap Value Fund
          Banking Fund               (Formerly, Inverse Dynamic
                                              Dow Fund)                 Multi-Cap Core Equity Fund
      Basic Materials Fund
                                    Inverse Government Long Bond                 Nova Fund
       Biotechnology Fund             Strategy Fund (Formerly,
                                    Inverse Government Long Bond           OTC 2x Strategy Fund
  CLS AdvisorOne Amerigo Fund                   Fund)                  (Formerly, Dynamic OTC Fund)

  CLS AdvisorOne Berolina Fund       Inverse High Yield Strategy                 OTC Fund
                                                Fund
    CLS AdvisorOne Clermont                                                Precious Metals Fund
              Fund                  Inverse Mid-Cap Strategy Fund
                                     (Formerly, Inverse Mid-Cap              Real Estate Fund
   Commodities Strategy Fund                    Fund)
  (Formerly, Commodities Fund)                                                Retailing Fund
                                    Inverse OTC 2x Strategy Fund
     Consumer Products Fund          (Formerly, Inverse Dynamic         Russell 2000(R) 1.5x Strategy
                                              OTC Fund)                Fund (Formerly, Russell 2000(R)
      Dow 2x Strategy Fund                                                    Advantage Fund)
  (Formerly, Dynamic Dow Fund)        Inverse OTC Strategy Fund
                                    (Formerly, Inverse OTC Fund)      Russell 2000(R) 2x Strategy Fund
        Electronics Fund                                                (Formerly, Dynamic Russell
                                      Inverse Russell 2000(R) 2x                2000(R) Fund)
          Energy Fund                 Strategy Fund (Formerly,
                                    Inverse Dynamic Russell 2000(R)         Russell 2000(R) Fund
      Energy Services Fund                      Fund)
                                                                           S&P 500 2x Strategy Fund
 Essential Portfolio Aggressive    Inverse Russell 2000(R) Strategy       (Formerly, Dynamic S&P 500
              Fund                 Fund (Formerly, Inverse Russell                 Fund)
                                             2000(R) Fund)
Essential Portfolio Conservative                                               S&P 500 Fund
              Fund                   Inverse S&P 500 2x Strategy
                                       Fund (Formerly, Inverse             Sector Rotation Fund
  Essential Portfolio Moderate          Dynamic S&P 500 Fund)
              Fund                                                         Small-Cap Growth Fund
                                    Inverse S&P 500 Strategy Fund
   Europe 1.25x Strategy Fund        (Formerly, Inverse S&P 500            Small-Cap Value Fund
  (Formerly, Europe Advantage                   Fund)
             Fund)                                                        Strengthening Dollar 2x
                                      Japan 1.25x Strategy Fund          Strategy Fund (Formerly,
    Financial Services Fund          (Formerly, Japan Advantage        Dynamic Strengthening Dollar
                                                Fund)                              Fund)
   Government Long Bond 1.2x
    Strategy Fund (Formerly,            Large-Cap Growth Fund                 Technology Fund
      Government Long Bond
        Advantage Fund)                 Large-Cap Value Fund              Telecommunications Fund

        Health Care Fund                    Leisure Fund                    Transportation Fund

       Hedged Equity Fund            Mid-Cap 1.5x Strategy Fund            U.S. Government Money
                                    (Formerly, Mid-Cap Advantage                Market Fund
    High Yield Strategy Fund                    Fund)
                                                                              Utilities Fund

                                                                       Weakening Dollar 2x Strategy
                                                                          Fund (Formerly, Dynamic
                                                                          Weakening Dollar Fund)

                      INTRODUCTION AND GENERAL INFORMATION

      GENERAL INFORMATION. As used in this Proxy Statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each member of the Board. A Trustee that is an interested person of the Trust is referred to in this Proxy Statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, PADCO Advisors II, Inc., the Trust's principal underwriter or any of their affiliates. Together with PADCO Advisors, Inc., PADCO Advisors II, Inc. operates as Rydex Investments (the "Advisor"). Trustees that are not interested persons of the Trust are referred to in this Proxy Statement as "Independent Trustees."

      The Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Special Joint Meeting of Shareholders (the "Meeting") in order to permit the Funds' shareholders of record as of August 6, 2007 (the "Record Date" and the "Shareholders") to consider and vote on the Proposals described in the foregoing notice.

      Your vote is important no matter how many shares you own. If you wish to participate in the Meeting you may submit the proxy card included with this Proxy Statement or attend in person. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may revoke your vote, even though a proxy has already been returned, by written notice to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should you require additional information regarding any of the proposals contained in this Proxy Statement, or replacement proxy cards, you may contact the Funds' proxy solicitation agent at 1-877-256-6082.

      In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Board and the officers of the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Security Benefit, as defined below, and the Advisor, together with its affiliates, have agreed to bear the costs of the Meeting and the production and dissemination of the proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about September 6, 2007.

      QUORUM AND MEETING ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (33 1/3%) of a Fund's shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve a proposal, abstentions and broker non-votes will effectively be a vote against a proposal. Life insurance companies will vote shares attributable to variable contracts for which no voting instructions are received in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of contract owners could determine the outcome of the vote if other owners fail to vote.

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

      VOTE REQUIRED TO APPROVE PROPOSALS. If a quorum is present at the Meeting, Proposals 1, 2, and 3 require the affirmative vote of a "majority of the outstanding voting securities" of each Fund to approve the Proposal with respect to that Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

      VOTING PROCESS. You can vote in any one of the following four ways:

      o BY INTERNET: Follow the instructions located on your proxy card and make sure this option is available at the time you plan to vote.

      o BY TELEPHONE: Use a touch-tone telephone to call the toll-free phone number located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time of the call.

      o BY MAIL: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

      o     IN PERSON: Vote your shares in person at the Meeting.

      Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust; (ii) by properly executing a later-dated proxy (by any of the methods of voting described above); or (iii) by attending the Meeting, requesting return of any previously delivered proxy, and voting in person.

                         DISCUSSION OF PROPOSALS 1 - 3:
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

      Proposals 1, 2, and 3 all relate to the approval by Shareholders of new investment advisory agreements for the Trust. The 1940 Act, which regulates investment companies such as the Trust, requires an investment advisory agreement between an investment adviser and an investment company to terminate whenever there is a change in control of the investment company's investment adviser. After such investment advisory agreement terminates, a new investment advisory agreement must be approved by shareholders of the investment company in order for the investment adviser to continue to manage the investment company's investments. FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF EACH OF THE NEW INVESTMENT ADVISORY AGREEMENTS.

           INFORMATION REGARDING THE CHANGE IN CONTROL OF THE ADVISOR

      INFORMATION REGARDING THE TRANSACTION. The Advisor is a wholly-owned subsidiary of Rydex Holdings, Inc. ("Rydex Holdings"), which is a wholly-owned subsidiary of Rydex NV, Inc. Rydex NV, Inc. is owned by various trusts controlled by the Viragh family (the "Viragh Family Trusts"). On June 28, 2007, Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit") entered into a Purchase and Sale Agreement with Rydex NV, Inc., ICT Holdings LLC, Rydex Holdings and Investment Capital Technologies, LLC ("ICT" and together with Rydex Holdings, "Rydex") pursuant to which Security Benefit will acquire 100% of the outstanding shares of common stock of Rydex Holdings and 100% of the outstanding limited liability company interests of ICT (the "Transaction"). Once completed, the Transaction will result in a change of control of Rydex Holdings and, ultimately, the Advisor. The change of control of the Advisor, in turn, will result in the termination of each of the investment advisory agreements between the Advisor and the Trust, as well as the investment sub-advisory agreement between the Advisor and CLS
Investment  Firm, LLC ("CLS"),  the  sub-adviser  to the CLS AdvisorOne  Amerigo
Fund, CLS AdvisorOne Berolina Fund, and CLS AdvisorOne Clermont Fund (the "Sub-Advised Funds") (each, a "Current Agreement" and collectively, the "Current Agreements"). The Transaction is not expected to result in a change in the persons responsible for the day-to-day management of the Funds, or in the operations of the Funds or in any changes in the investment approach of the Advisor with respect to the Funds.

      INTEREST OF CERTAIN PERSONS IN THE TRANSACTION. Certain executive officers and both of the Interested Trustees of the Trust are participants in the Rydex Holdings, Inc. Amended and Restated Value Participation Plan established to reward certain key executives of Rydex for the increase in value of Rydex over time. Upon the Closing of the Transaction, which is valued at approximately $752,000,000, subject to adjustment in accordance with the Purchase and Sale Agreement, and at certain defined times thereafter, certain of these executive officers and Interested Trustees will be entitled to receive payments thereunder. As a result of this direct and indirect interest in the Transaction and the Advisor, and any future employment arrangements with Security Benefit, these executive officers and Interested Trustees may be deemed to have a substantial interest in shareholder approval of the new investment advisory agreements.

      THE APPROVAL OF THE NEW AGREEMENTS. At a Special Meeting of the Board of Trustees held on July 10, 2007 (the "July Board Meeting"), the Board considered and voted in favor of new investment advisory agreements for the Trust, and a new investment sub-advisory agreement between the Advisor and CLS for the Sub-Advised Funds, (each, a "New Agreement" and collectively, the "New Agreements") pursuant to which, subject to their approval by each Fund's Shareholders, as applicable, the Advisor will continue to serve as investment adviser to each Fund, and CLS will continue to serve as investment sub-adviser to the Sub-Advised Funds, after the completion of the Transaction. The Advisor's fees for its services to the Funds under each New Agreement will be the same as its fees under the corresponding Current Agreement (the Advisor is responsible for the payment of fees to CLS for services it performs for the Sub-Advised Funds). The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements. In reviewing the New Agreements, the Board considered its review of relevant materials relating to the Current Agreements at the previous annual renewal meeting on August 27, 2006. At the Board's most recent annual renewal meeting on August 27, 2007 (the "2007 Renewal Meeting"), the Board reconsidered and again voted in favor of the New Agreements. In reviewing the New Agreements, the Board considered all of the relevant materials relating to both the Current and New Agreements that were presented to the Board at the July Board Meeting and 2007 Renewal Meeting.

      While Rydex expects the Transaction to be completed by the end of the fourth quarter of 2007, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE CURRENT AGREEMENTS

      With the exception of the Trust's investment advisory agreement relating to the Absolute Return Strategies Fund and Hedged Equity Fund, which were formed in 2005, the Current Agreements have been in place between the Trust and the
Advisor since April 30, 2004. On April 30, 2004, a Special Meeting of Shareholders was held to approve the Current Agreements for the Trust and the Current Agreement between the Advisor and CLS following a change of control of the Advisor resulting from the passing of Mr. Albert P. "Skip" Viragh, Jr., who was previously the controlling shareholder of the Advisor (the "2004 Special Meeting"). The Current Agreements are substantially similar to the investment advisory agreements that were approved at the time of the Trust's original creation and organization, and have been revised only to the extent necessary to incorporate non-material changes required by regulation or new industry standards. Each Current Agreement had an initial term of two years, after which the continuance of each Current Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In accordance with the Board's best practices, the Current Agreements have been renewed by the Board on an annual basis following each Current Agreement's initial approval.

BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT ADVISORY AGREEMENTS AND THE
           CONTINUATION OF THE CURRENT INVESTMENT ADVISORY AGREEMENTS

      In preparation for the 2007 Renewal Meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

      In its deliberations at the 2007 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreements and New Agreements were fair and reasonable; (b) concluded that the Advisor's fees were reasonable in light of the services that the Advisor provides to the Funds; (c) agreed to renew each Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreements for an initial term of two years. In approving the New Agreements and the continuation of the Current Agreements at the 2007 Renewal Meeting, the Board, including the Independent Trustees, advised by independent counsel, considered the factors discussed below.

      NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR. At the 2007 Renewal Meeting, the Board reviewed the scope of services to be provided by the Advisor under each Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided by the Advisor for the upcoming year. In reviewing the scope of services provided to the Funds by the Advisor, the Board reviewed and discussed the Advisor's investment experience, noting that the Advisor and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered the Advisor's compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that the Advisor provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered the Advisor's investment processes and strategies, and matters related to the Advisor's portfolio transaction policies and procedures. In particular, the Board noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by the Advisor due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by the Advisor to the Funds under the Current Agreements were appropriate and continued to support the Board's original selection of the Advisor as investment adviser to the Funds.

      FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE ADVISOR. At the 2007 Renewal Meeting, the Board reviewed statistical information prepared by the Advisor regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by the Advisor to comprise each Fund's applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund's applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by the Advisor relating to the performance of each Fund, as well as each Fund's ability to successfully track its benchmark over time, and a comparison of each Fund's performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds' investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by the Advisor, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreements.

      COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISOR AND ITS AFFILIATES. At the 2007 Renewal Meeting, the Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the Current Agreements for the last calendar year. The Advisor also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds' expenses, including the investment advisory fees paid to the Advisor. The Board also reviewed information regarding direct revenue received by the Advisor and ancillary revenue received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor (as discussed below) and/or its affiliates. The Board also discussed the Advisor's profit margin as reflected in the Advisor's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by the Advisor and its affiliates under the Current Agreements and from other relationships between the Funds and the Advisor and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

      ECONOMIES  OF  SCALE.   In  connection  with  its  review  of  the  Funds'
profitability analysis at the 2007 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though the Advisor's assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the Funds to engage in unlimited trading. The Board also reviewed and considered the Advisor's historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

      OTHER BENEFITS TO THE ADVISOR AND/OR ITS AFFILIATES. At the 2007 Renewal Meeting, in addition to evaluating the services provided by the Advisor, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by the Advisor's affiliates under separate agreements. The Board noted that the Advisor reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or the Advisor pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by the Advisor's affiliates to the Trust will benefit the Funds' shareholders, and that any ancillary benefits would not be disadvantageous to the Funds' shareholders, particularly in light of the Board's view that the Funds' shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT SUB-ADVISORY AGREEMENT AND
        THE CONTINUATION OF THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

      In preparation for the 2007 Renewal Meeting, the Board requested and received written materials from the Advisor and CLS about: (a) the quality of CLS's investment management and other services; (b) CLS's investment management personnel; (c) CLS's operations and financial condition; (d) CLS's investment strategies; (e) the level of the sub-advisory fees that CLS charges the Sub-Advised Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Sub-Advised Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of CLS's profitability from its Sub-Advised Fund-related operations; (h) CLS's compliance systems; (i) CLS's policies on and compliance procedures for personal securities transactions; (j) CLS's reputation, expertise, and resources in domestic financial markets; and
(k) Sub-Advised Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

      In its deliberations at the 2007 Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreement and New Agreement were fair and reasonable; (b) concluded that CLS's fees were reasonable in light of the services that CLS provides to the Sub-Advised Funds; (c) agreed to renew the Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreement for an initial term of two years. In approving the New Agreement and the continuation of the Current Agreement at the 2007 Renewal Meeting, the Board, including the Independent Trustees, advised by independent counsel, considered the factors discussed below.

      NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY CLS. At the 2007 Renewal Meeting, the Board reviewed the scope of services to be provided by CLS under the Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by CLS for the past year and the scope of services required to be provided by CLS for the upcoming year. In reviewing the scope of services provided to the Sub-Advised Funds by CLS, the Board reviewed and discussed CLS's investment experience, noting that CLS and its affiliates have committed significant resources over time to the support of the Sub-Advised Funds. The Board also considered CLS's compliance program and its compliance record with respect to the Sub-Advised Funds. In that regard, the Board noted that CLS provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered CLS's investment processes and strategies, and matters related to CLS's portfolio transaction policies and procedures. The Board further noted that the Sub-Advised

Funds have met their investment objectives consistently since their respective inception dates. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by CLS to the Sub-Advised Funds under the Current Agreement were appropriate and continued to support the Board's original selection of CLS as investment sub-adviser to the Sub-Advised Funds.

      FUND EXPENSES AND PERFORMANCE OF THE SUB-ADVISED FUNDS AND CLS. At the 2007 Renewal Meeting, the Board reviewed statistical information prepared by CLS and the Advisor regarding the expense ratio components, including actual sub-advisory fees, waivers/reimbursements, and gross and net total expenses of each Sub-Advised Fund. In addition, the Board reviewed statistical information prepared by CLS relating to the performance of each Sub-Advised Fund, as well as each Sub-Advised Fund's ability to successfully track its benchmark over time, and a comparison of each Sub-Advised Fund's performance to appropriate indices/benchmarks, in light of total return, yield and market trends. Based on this review, the Board concluded that the investment sub-advisory fees and expense levels and the historical performance of the Sub-Advised Funds, as managed by CLS, were satisfactory for the purposes of approving the continuance of the current investment sub-advisory agreement.

      COSTS OF SERVICES PROVIDED TO THE SUB-ADVISED FUNDS AND PROFITS REALIZED BY CLS AND ITS AFFILIATES. At the 2007 Renewal Meeting, the Board reviewed information about the profitability of the Sub-Advised Funds to CLS based on the sub-advisory fees payable under the current investment sub-advisory agreement for the last calendar year. CLS also presented the Board with material discussing its methodology for determining the level of its expenses allocable to the Sub-Advised Funds. The Board analyzed the Sub-Advised Funds' expenses, including the investment advisory and sub-advisory fees paid to the Advisor and CLS, respectively. The Board also reviewed information regarding direct revenue received by CLS and ancillary revenue received by CLS and/or its affiliates in connection with the services provided to the Sub-Advised Funds by CLS (as discussed below). The Board also discussed CLS's profit margin as reflected in CLS's profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by CLS under the Current Agreement and from other relationships between the Sub-Advised Funds and CLS were within the range the Board considered reasonable and appropriate.

      ECONOMIES OF SCALE. In connection with its review of the Sub-Advised Funds profitability analysis at the 2007 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Sub-Advised Funds' asset levels. The Board noted that neither the Current Agreement nor the New Agreement for the Sub-Advised Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Sub-Advised Funds. The Board also noted that the Sub-Advised Funds still had relatively low assets. The Board also reviewed and considered CLS's historic profitability as investment sub-adviser to the Sub-Advised Funds and determined that reductions in the sub-advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

      OTHER BENEFITS TO CLS AND/OR ITS AFFILIATES. At the 2007 Renewal Meeting, the Board noted that CLS did not use soft dollars and did not engage in any portfolio transactions on behalf of the Sub-Advised Funds through an affiliate of the Sub-Advised Funds, the Advisor or CLS pursuant to Rule 17e-1 under the 1940 Act. The Board concluded there were no ancillary benefits that would be disadvantageous to the Sub-Advised Funds' shareholders.

            ADDITIONAL CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

      On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of the Advisor for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that the Advisor provide the Board with additional information pertaining to the effect of the proposed change of control on the Advisor's personnel and operations and the terms of the New Agreements. The Advisor presented its response to the Board's request for additional information prior to and at a Special Meeting of the Boards of Trustees held on July 10, 2007. The Advisor provided the Board with oral and written information to help the Board evaluate the impact of the change of control on the Advisor, the Advisor's ability to continue to provide investment advisory services to the Funds under the New Agreements, and informed the Board that the contractual rate of the Advisor's fees will not change under the New Agreements. The Advisor also affirmed that the terms of the New Agreements were the same in all material respects to those of the Current Agreements.

      The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on the Advisor and CLS with regard to the services to be provided to the Trust, and provided at least the same level of protection to the Trust, the Funds and the Funds' shareholders as the Current Agreements. The Board also noted that the Advisor's and CLS's fees for their services to the Funds and Sub-Advised Funds under each New Agreement would be the same as their fees under the corresponding Current Agreement. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements, as discussed above, were equally relevant to their approval of the New Agreements along with the additional factors relevant to the proposed change in control discussed below.

      NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR; PERFORMANCE OF THE FUNDS. The Board noted that the Advisor was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to the Advisor. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with the Advisor following the Transaction and that the investment and management services provided to the Funds by the Advisor will not change. The Board also considered the Advisor's and Security Benefit's representations to the Board that Security Benefit intends for the Advisor to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of the Advisor, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by the Advisor to the Funds and by CLS to the Sub-Advised Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by the Advisor and its affiliates, CLS or its affiliates, or the future performance of the Funds, including the Sub-Advised Funds.

      FUND EXPENSES. The Board also considered the fact that the fees payable to the Advisor and Sub-Advisor and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New Agreements. More detailed information regarding the fees under each New Agreement is contained in the discussion below with respect to Proposal 1, 2, and 3.

      COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE ADVISOR, CLS AND THEIR AFFILIATES. Because the Advisor's and CLS's fees under the New Agreements are the same as those assessed under the Current Agreements, the Board concluded that the profits to be realized by the Advisor, CLS and their respective affiliates under the New Agreements and from other relationships between the Funds and the Advisor, CLS and/or their respective affiliates, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect the Advisor's or CLS's future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

      ECONOMIES OF SCALE. The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

      DESCRIPTION OF THE TERMS OF THE NEW AGREEMENTS. A form of each New Agreement is attached to this proxy statement as Appendices B through D. Each form of New Agreement provides that the Advisor's and CLS's fees with respect to each Fund and Sub-Advised Fund will remain unchanged from the fees contained in its corresponding Current Agreement. Each New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940 Act).

      The New Agreements are substantially similar to each other, with the exception of the parties to the agreement. Pursuant to each New Agreement, the Advisor will act as investment adviser to each Fund. Each of the New Agreements will require the Advisor to:

      o provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

      o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on file with the U.S. Securities and Exchange Commission (the "SEC");

      o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

      o     vote any proxies for Fund securities;

      o provide the Trust, and any other agent designated by the Trust, with records concerning the Advisor's activities which each Fund is required to maintain; and

      o provide other reports reasonably requested by the Trust's officers and Board concerning the Advisor's discharge of the foregoing responsibilities.

      Each New Agreement also authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of each Fund and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Advisor also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to each Fund.

      Under the terms of each New Agreement, the Advisor agrees to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided therein, as discussed in further detail below. Each New Agreement provides that the Advisor shall indemnify and hold harmless the Trust against losses by reason of or arising out of: (i) the Advisor being in material violation of (A) any applicable federal or state law, rule, or regulation, (B) any investment policy or restriction set forth in the Funds' Registration Statement, or (C) any written guidelines or instruction provided in writing by the Board; or (ii) the Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under, or its reckless disregard of, its obligations and duties.

      INFORMATION ABOUT THE ADVISOR. PADCO Advisors II, Inc. serves as the investment adviser to the Trust. Together with PADCO Advisors, Inc., PADCO Advisors II, Inc. operates as Rydex Investments. PADCO Advisors II, Inc. is organized as a Maryland corporation with its principal place of business located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Rydex Holdings is the sole shareholder of PADCO Advisors II, Inc. Rydex Holdings is a wholly-owned subsidiary of Rydex NV, Inc. The Viragh Family Trust currently owns a controlling interest in Rydex NV, Inc. These companies may, prior to or after consummation of the Transaction, be merged into limited liability companies. Such merger will not be considered a change in control of the Advisor.

      The name and principal occupation of each director and principal executive officer of PADCO Advisors II, Inc. are listed below. Unless otherwise noted, the business address of each director and officer is c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Following the closing of the Transaction, Messrs. Viragh and Mses. Dahl and Viragh will relinquish their positions as directors of the Advisor and may be replaced by directors elected by the Advisor's shareholders.

NAME                   TITLE                                        PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------
Jean M. Dahl           Director             Director of Rydex NV, Inc., Rydex Holdings,  Inc., PADCO Advisors,  Inc., PADCO
                                            Advisors II, Inc.,  Rydex Fund Services,  Inc.,  Rydex  Distributors,  Inc.
                                            and Advisor  Research Center,  Inc.; Vice President of Rydex NV, Inc.;  Director
                                            of Viragh Family Foundation; and Employee of Dynamic Holdings, Inc.

Katherine A. Viragh    Director             Director of Rydex NV, Inc., Rydex Holdings,  Inc., PADCO Advisors,  Inc., PADCO
                                            Advisors II, Inc.,  Rydex Fund Services,  Inc.,  Rydex  Distributors,  Inc.
                                            and Advisor Research Center,  Inc.; Treasurer of Rydex NV, Inc.; Manager and
                                            Trustee of ICT Holdings,  LLC; Manager,  President,  Secretary and Treasurer of
                                            Voting Investment Capital  Technologies,  LLC; Director and Treasurer of Viragh
                                            Family Foundation;  Director and Employee of Dynamic Holdings, Inc.; Trustee of
                                            Spring Hill College; Trustee of 2003 Dynamic Irrevocable Trust, 2003 Irrevocable
                                            Trust for Family of Skip  Viragh  and other  family  trusts

NAME                   TITLE                                       PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------------------
Mark S. Viragh         Director             Director of Rydex NV, Inc., Rydex Holdings,  Inc., PADCO Advisors,  Inc., PADCO
                                            Advisors II, Inc.,  Rydex Fund Services,  Inc.,  Rydex  Distributors,  Inc.
                                            and Advisor  Research  Center,  Inc.;  Secretary  of Rydex NV,  Inc.;  Director
                                            and President  of Viragh  Family  Foundation;  Director  and  President of The
                                            Skip Viragh  Foundation,  Inc.;  Director and  President of Nova  Foundation,
                                            Inc.; Director  and  Employee  of Dynamic  Holdings,  Inc.;  Trustee of 2003
                                            Dynamic Irrevocable  Trust,  2003 Irrevocable Trust for Family of Skip Viragh and
                                            other family trusts

Robert J. Viragh       Director             Director  and Chairman of the Board of Rydex NV, Inc.,  Rydex  Holdings,  Inc.,
                                            PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc.,
                                            Rydex Distributors, Inc. and Advisor Research Center,  Inc.;  President of Rydex NV,
                                            Inc.; Director of Viragh Family Foundation; Employee of Dynamic Holdings, Inc.

Carl G. Verboncoeur*   Chief Executive      Chief  Executive  Officer,  PADCO  Advisors,  Inc. and PADCO Advisors II, Inc.;
                       Officer and          Chief Executive Officer, President and Treasurer, Rydex Fund Services, Inc. and Rydex
                       Treasurer            Distributors, Inc.; President and Treasurer, Rydex Holdings, Inc.

Michael P. Byrum*      Chief Investment     Chief Investment  Officer,  President and Secretary,  PADCO Advisors,  Inc. and
                       Officer, President   PADCO Advisors II, Inc.; Secretary, Rydex Holdings, Inc.
                       and Secretary

Joanna M. Haigney      Chief Compliance     Chief Compliance Officer, PADCO Advisors,  Inc. and PADCO Advisors II, Inc.
                       Officer

* Messrs. Verboncoeur and Byrum also serve as Interested Trustees of the Trust.

PROPOSALS 1 AND 2.       THE  APPROVAL  OF NEW  INVESTMENT  ADVISORY  AGREEMENTS
                         BETWEEN  RYDEX  VARIABLE  TRUST AND PADCO  ADVISORS II,
                         INC.

FUNDS VOTING ON          ALL FUNDS  (EXCEPT FOR THE ABSOLUTE  RETURN  STRATEGIES
PROPOSAL 1:              FUND AND HEDGED EQUITY FUND)

FUNDS VOTING ON          ABSOLUTE RETURN  STRATEGIES FUND AND HEDGED EQUITY FUND
PROPOSAL 2:              ONLY

      The Current Agreement between the Advisor and the Trust with respect to all of the Trust's Funds, except for the Absolute Return Strategies Fund and Hedged Equity Fund, is dated April 30, 2004, and was approved by the shareholders of the Trust at the 2004 Special Meeting. The Current Agreement between the Advisor and the Trust for the Absolute Return Strategies Fund and Hedged Equity Fund was approved by the Board and each Fund's Sole Shareholder on May 23, 2005 following the formation and registration of the Funds with the SEC. In accordance with the Board's best practices, both Current Agreements have been renewed by the Board on an annual basis following each Current Agreement's initial approval. The Current Agreements will remain in place until the completion of the Transaction at which time, as a result of the change in the control of the Advisor, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. The terms of the New Agreements, including fees, are identical, with the exception of the date and term, to the terms of the Current Agreements. Forms of the New Agreements are included as Appendix B and Appendix C to this Proxy Statement.

      The tables that follow provide, with respect to each of the Trust's Funds:
(i) the Advisor's annual rate of compensation under the Current and New Agreements, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Current Agreement for the Trust's most recently completed fiscal year ended December 31, 2006; (iii) amounts paid by the Funds to the Administrator for the Trust's most recently completed fiscal year ended December 31, 2006; (iv) amounts paid by the Funds to the Administrator for accounting services for the Trust's most recently completed fiscal year ended December 31, 2006; and (v) amounts paid by the Funds to the Distributor for services provided pursuant to the Funds' investor services plan for the Trust's most recently completed fiscal year ended December 31, 2006. For the fiscal year ended December 31, 2006, the Trust's Funds did not pay any brokerage commissions to the Distributor (or any other affiliate of the Advisor).

                                                                       ADMINISTRATIVE      ACCOUNTING
                                                          ADVISORY      SERVICE FEES        SERVICE
                                                        FEES PAID TO       PAID TO        FEES PAID TO
                                         CURRENT AND       ADVISOR      ADMINISTRATOR    ADMINISTRATOR
                                         ANTICIPATED     FOR FISCAL      FOR FISCAL     FOR FISCAL YEAR
                                         ADVISORY FEE    YEAR ENDED      YEAR ENDED          ENDED
               FUND                          RATE           2006            2006              2006
-------------------------------------------------------------------------------------------------------
Absolute Return Strategies Fund             1.15%         $122,492       $      0****     $      0****

Banking Fund                                0.85%         $146,468       $ 43,079         $ 17,231

Basic Materials Fund                        0.85%         $342,886       $100,849         $ 40,339

Biotechnology Fund                          0.85%         $220,641       $ 64,894         $ 25,958

Commodities Strategy Fund                   0.75%         $181,709       $ 60,570         $ 24,228

Consumer Products Fund                      0.85%         $295,176       $ 86,816         $ 34,727

Dow 2x Strategy Fund                        0.90%         $184,675       $ 51,298         $ 20,519

Electronics Fund                            0.85%         $184,321       $ 54,212         $ 21,685

Energy Fund                                 0.85%         $671,196       $197,410         $ 78,964

Energy Services Fund                        0.85%         $658,963       $193,813         $ 77,525

Essential Portfolio Aggressive Fund         0.00%*        $      0       $      0****     $      0****

Essential Portfolio Conservative Fund       0.00%*        $      0       $      0****     $      0****

                                                                       ADMINISTRATIVE      ACCOUNTING
                                                          ADVISORY      SERVICE FEES        SERVICE
                                                        FEES PAID TO       PAID TO        FEES PAID TO
                                          CURRENT AND      ADVISOR      ADMINISTRATOR    ADMINISTRATOR
                                          ANTICIPATED    FOR FISCAL      FOR FISCAL     FOR FISCAL YEAR
                                         ADVISORY FEE    YEAR ENDED      YEAR ENDED          ENDED
                 FUND                        RATE           2006            2006              2006
-------------------------------------------------------------------------------------------------------
Essential Portfolio Moderate Fund          0.00%*         $      0      $      0****      $      0****

Europe 1.25x Strategy Fund                 0.90%          $480,072      $133,353          $ 53,342

Financial Services Fund                    0.85%          $309,488      $ 91,026          $ 36,410

Government Long Bond 1.2x
Strategy Fund                              0.50%          $319,322      $159,661          $ 63,864

Health Care Fund                           0.85%          $393,117      $115,622          $ 46,249

Hedged Equity Fund                         1.15%          $ 75,596      $      0****      $      0****

High Yield Strategy Fund                   0.75%             **            **                **

Internet Fund                              0.85%          $ 83,765      $ 24,637          $  9,855

Inverse Dow 2x Strategy Fund               0.90%          $ 92,982      $ 25,828          $ 10,331

Inverse Government Long Bond
Strategy Fund                              0.90%          $269,763      $ 74,934          $ 29,974

Inverse High Yield Strategy Fund           0.75%             **            **                **

Inverse Mid-Cap Strategy Fund              0.90%          $ 39,155      $ 10,876          $  4,351

Inverse OTC 2x Strategy Fund               0.90%             **            **                **

Inverse OTC Strategy Fund                  0.90%          $279,479      $ 77,633          $ 31,053

Inverse Russell 2000(R) 2x Strategy
Fund                                       0.90%             **            **                **

Inverse Russell 2000(R) Strategy Fund      0.90%          $142,308      $ 39,530          $ 15,812

Inverse S&P 500 2x Strategy Fund           0.90%             **            **                **

Inverse S&P 500 Strategy Fund              0.90%          $311,192      $ 86,442          $ 34,577

Japan 1.25x Strategy Fund                  0.90%          $314,810      $ 87,447          $ 34,979

Large-Cap Growth Fund                      0.75%          $134,823      $ 44,941          $ 17,976

Large-Cap Value Fund                       0.75%          $324,187      $108,062          $ 43,224

Leisure Fund                               0.85%          $175,172      $ 51,521          $ 20,608

Mid-Cap 1.5x Strategy Fund                 0.90%          $359,173      $ 99,770          $ 39,908

Mid-Cap Growth Fund                        0.75%          $140,820      $ 46,940          $ 18,776

Mid-Cap Value Fund                         0.75%          $157,298      $ 52,433          $ 20,973

Multi-Cap Core Equity Fund                 0.90%***       $ 36,256      $ 13,232          $  5,293

Nova Fund                                  0.75%          $631,818      $210,606          $ 84,243

OTC 2x Strategy Fund                       0.90%          $327,744      $ 91,040          $ 36,416

                                                                       ADMINISTRATIVE     ACCOUNTING
                                                           ADVISORY     SERVICE FEES        SERVICE
                                                        FEES PAID TO       PAID TO       FEES PAID TO
                                          CURRENT AND      ADVISOR     ADMINISTRATOR    ADMINISTRATOR
                                          ANTICIPATED     FOR FISCAL     FOR FISCAL     FOR FISCAL YEAR
                                         ADVISORY FEE    YEAR ENDED      YEAR ENDED          ENDED
                FUND                         RATE           2006            2006              2006
-------------------------------------------------------------------------------------------------------
OTC Fund                                     0.75%       $  588,233      $  196,077        $   78,431

Precious Metals Fund                         0.75%       $  565,415      $  188,472        $   75,388

Real Estate Fund                             0.85%       $  473,372      $  139,227        $   55,691

Retailing Fund                               0.85%       $  175,095      $   51,499        $   20,600

Russell 2000(R) 1.5x Strategy Fund           0.90%       $  529,924      $  147,201        $   58,880

Russell 2000(R) 2x Strategy Fund             0.90%       $    7,410      $    2,058        $      824

Russell 2000(R) Fund                         0.75%           **              **                **

S&P 500 2x Strategy Fund                     0.90%       $  248,992      $   69,164        $   27,666

S&P 500 Fund                                 0.75%           **              **                **

Sector Rotation Fund                         0.90%       $  730,431      $  202,898        $   81,159

Small-Cap Growth Fund                        0.75%       $  125,195      $   41,732        $   16,692

Small-Cap Value Fund                         0.75%       $  204,933      $   68,311        $   27,324

Strengthening Dollar 2x Strategy
Fund                                         0.90%       $   22,043      $    6,123        $    2,449

Technology Fund                              0.85%       $  179,474      $   52,787        $   21,114

Telecommunications Fund                      0.85%       $  225,010      $   66,179        $   26,472

Transportation Fund                          0.85%       $  346,981      $  102,053        $   40,821

U.S. Government Money Market
Fund                                         0.50%       $1,271,093      $  635,547        $  247,164

Utilities Fund                               0.85%       $  392,767      $  115,520        $   46,208

Weakening Dollar 2x Strategy Fund            0.90%       $   70,784      $   19,662        $    7,865

* Currently, the Advisor receives an investment advisory fee for managing the underlying funds in which the Fund invests. The underlying funds pay a monthly investment advisory fee to the Advisor for its services. The fee is based on the average daily net assets of each underlying fund and calculated at an annual rate for each underlying fund. The Fund benefits from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bear a proportionate share of those underlying funds' advisory fees.

** Not in operation for the period indicated.

*** The Multi-Cap Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Multi-Cap Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The performance fee adjustment may cause the basic fee to increase to a maximum of 0.90% or decrease to a minimum of 0.50%, depending on the investment performance of the Multi-Cap Core Equity Fund relative to the Russell 3000(R) Index (the "Index"). The performance comparison will be made for a rolling 12-month period, with performance adjustments made at the end of each month beginning June 30, 2004. The 12-month comparison period will roll over with each succeeding month, so that it will always equal

12 months, ending with the month for which the performance adjustment is being computed. For every 0.0375% of difference between the performance of the Fund and the performance of the Index, the Advisor's fee will be adjusted upwards or downwards by 0.01%. The maximum annualized performance adjustment is +/-.20%.

**** The Advisor has contractually agreed to pay all other expenses of the Fund, excluding the fees and expenses of any underlying fund that the Fund may be invested in (an "Acquired Fund"), interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

                                            INVESTOR SERVICE           INVESTOR SERVICE
                                        FEES PAID (%) FOR FISCAL   FEES PAID ($) FOR FISCAL
FUND                                        YEAR ENDED 2006            YEAR ENDED 2006
---------------------------------------------------------------------------------------------
Absolute Return Strategies Fund*                 0.25%                    $       0

Banking Fund                                     0.25%                    $  43,079

Basic Materials Fund                             0.25%                    $ 100,849

Biotechnology Fund                               0.25%                    $  64,894

Commodities Strategy Fund                        0.25%                    $  60,570

Consumer Products Fund                           0.25%                    $  86,816

Dow 2x Strategy Fund                             0.25%                    $  51,298

Electronics Fund                                 0.25%                    $  54,212

Energy Fund                                      0.25%                    $ 197,410

Energy Services Fund                             0.25%                    $ 193,813

Essential Portfolio Aggressive Fund*             0.25%                    $       0

Essential Portfolio Conservative Fund*           0.25%                    $       0

Essential Portfolio Moderate Fund*               0.25%                    $       0

Europe 1.25x Strategy Fund                       0.25%                    $ 133,353

Financial Services Fund                          0.25%                    $  91,026

Government Long Bond 1.2x Strategy Fund          0.25%                    $ 127,729

Health Care Fund                                 0.25%                    $ 115,622

Hedged Equity Fund*                              0.25%                    $       0

High Yield Strategy Fund                          **                          **

Internet Fund                                    0.25%                    $  24,637

Inverse Dow 2x Strategy Fund                     0.25%                    $  25,828

Inverse Government Long Bond Strategy Fund       0.25%                    $  74,934

Inverse High Yield Strategy Fund                  **                          **

Inverse Mid-Cap Strategy Fund                    0.25%                    $  10,876

Inverse OTC 2x Strategy Fund                      ***                        ***

Inverse OTC Strategy Fund                        0.25%                    $  77,633

Inverse Russell 2000(R) 2x Strategy Fund          ***                        ***

Inverse Russell 2000(R) Strategy Fund            0.25%                    $  39,530

Inverse S&P 500 2x Strategy Fund                  ***                        ***

Inverse S&P 500 Strategy Fund                    0.25%                    $  86,442

                                            INVESTOR SERVICE           INVESTOR SERVICE
                                        FEES PAID (%) FOR FISCAL   FEES PAID ($) FOR FISCAL
FUND                                        YEAR ENDED 2006            YEAR ENDED 2006
---------------------------------------------------------------------------------------------
Japan 1.25x Strategy Fund                        0.25%                    $  87,447

Large-Cap Growth Fund                            0.25%                    $  44,941

Large-Cap Value Fund                             0.25%                    $ 108,062

Leisure Fund                                     0.25%                    $  51,521

Mid-Cap 1.5x Strategy Fund                       0.25%                    $  99,770

Mid-Cap Growth Fund                              0.25%                    $  46,940

Mid-Cap Value Fund                               0.25%                    $  52,433

Multi-Cap Core Equity Fund                       0.25%                    $  13,232

Nova Fund                                        0.25%                    $ 210,606

OTC 2x Strategy Fund                             0.25%                    $  91,040

OTC Fund                                         0.25%                    $ 196,077

Precious Metals Fund                             0.25%                    $ 188,472

Real Estate Fund                                 0.25%                    $ 139,227

Retailing Fund                                   0.25%                    $  51,499

Russell 2000(R) 1.5x Strategy Fund               0.25%                    $ 147,201

Russell 2000(R) 2x Strategy Fund                 0.25%                    $   2,058

Russell 2000(R) Fund                              ***                        ***

S&P 500 2x Strategy Fund                         0.25%                    $  69,164

S&P 500 Fund                                      ***                        ***

Sector Rotation Fund                             0.25%                    $ 202,898

Small-Cap Growth Fund                            0.25%                    $  41,732

Small-Cap Value Fund                             0.25%                    $  68,311

Strengthening Dollar 2x Strategy Fund            0.25%                    $   6,123

Technology Fund                                  0.25%                    $  52,787

Telecommunications Fund                          0.25%                    $  66,179

Transportation Fund                              0.25%                    $ 102,053

U.S. Government Money Market Fund                0.25%                    $ 508,437

Utilities Fund                                   0.25%                    $ 115,520

Weakening Dollar 2x Strategy Fund                0.25%                    $  19,662

* The Advisor has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees (if applicable) and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

** Not in operation for the period indicated.

*** The Fund has not yet commenced operations.

                   BOARD RECOMMENDATION ON PROPOSALS 1 AND 2.

      At its meeting on August 27, 2007, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Agreements are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor will provide to the Funds; and (c) agreed to approve the New Agreements for an initial term of two years and to recommend the approval of the New Agreements to Shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS OF THE FUNDS VOTE "FOR"
                               PROPOSALS 1 AND 2.

PROPOSAL 3.   THE APPROVAL OF A NEW  INVESTMENT  SUB-ADVISORY  AGREEMENT
              BETWEEN PADCO ADVISORS II, INC. AND CLS INVESTMENT FIRM, LLC.

FUNDS         CLS ADVISORONE AMERIGO FUND, CLS ADVISORONE BEROLINA FUND AND CLS
VOTING ON     ADVISORONE CLERMONT FUND ONLY
PROPOSAL 3:

      THE APPROVAL OF PROPOSAL 3 IS CONTINGENT ON THE APPROVAL OF PROPOSAL 2 BY SHAREHOLDERS OF THE CLS ADVISORONE AMERIGO FUND, CLS ADVISORONE BEROLINA FUND AND CLS ADVISORONE CLERMONT FUND.

      The Current Agreement between the Advisor and CLS is dated April 30, 2004, and was approved by the shareholders of the Trust at the 2004 Special Meeting. In accordance with the Board's best practices, the Current Agreement has been renewed by the Board on an annual basis following its initial approval. The Current Agreement will remain in place until the completion of the Transaction at which time, as a result of the change in the control of the Advisor, the Current Agreement will terminate and, subject to shareholder approval, the New Agreement will go into effect. The terms of the New Agreement with respect to the Sub-Advised Funds, including fees, are identical, with the exception of the date and term, to the terms of the Current Agreement with respect to the Sub-Advised Funds. A form of the New Agreement is included as Appendix D to this Proxy Statement.

      The tables below provide, with respect to each Sub-Advised Fund: (i) the Advisor's annual rate of compensation under the Current and New Agreements, stated as a percentage of the Fund's assets; (ii) the amount of advisory fees paid to the Advisor pursuant to the Current Agreement for the Trust's most recently completed fiscal year ended December 31, 2006; (iii) CLS's anticipated annual rate of compensation under the New Agreement, stated as a percentage of each Sub-Advised Fund's assets; (iv) the amount of sub-advisory fees paid to CLS by the Advisor pursuant to the Current Agreement for the Trust's most recently completed fiscal year ended December 31, 2006; (v) amounts paid by the Sub-Advised Funds to the

Administrator for the Trust's most recently completed fiscal year ended December 31, 2006; (vi) amounts paid by the Sub-Advised Funds to the Administrator for accounting services for the Trust's most recently completed fiscal year ended December 31, 2006; (vii) amounts paid by the Sub-Advised Funds to the Distributor for services provided pursuant to the Funds' distribution and investor services plans for the Trust's most recently completed fiscal year ended December 31, 2006; and (viii) aggregate brokerage commissions paid to the Distributor for the most recently completed fiscal year ended December 31, 2006. Compensation paid to CLS, under both the Current Agreement and the New Agreement, is and will continue to be, paid by the Advisor.

                                                                               ADVISORY
                                              ADVISORY FEES                    FEES PAID
                               CURRENT AND       PAID TO       CURRENT AND   TO CLS BY THE
                               ANTICIPATED     ADVISOR FOR     ANTICIPATED    ADVISOR FOR
                               ADVISORY FEE    FISCAL YEAR    SUB-ADVISORY    FISCAL YEAR
            FUND                   RATE        ENDED 2006       FEE RATE*     ENDED 2006
--------------------------------------------------------------------------------------------
CLS AdvisorOne Amerigo Fund        0.90%       $ 2,106,722        0.40%        $ 937,554

CLS AdvisorOne Berolina Fund       0.90%       $    12,234**      0.40%        $   5,296**

CLS AdvisorOne Clermont Fund       0.90%       $ 1,032,384        0.40%        $ 460,120

* The New Agreement's compensation terms provide that the Advisor will have no obligation to compensate CLS for its services with respect to a Sub-Advised Fund for any quarter in which such Fund's assets average less than $10,000,000 during that quarter.

** Since the commencement of operations on November 10, 2006.

                               ADMINISTRATIVE      ACCOUNTING       DISTRIBUTION       INVESTOR
                                SERVICE FEES      SERVICE FEES         PLAN          SERVICE PLAN
                                  PAID TO            PAID TO         FEES PAID      FEES PAID ($)
                               ADMINISTRATOR     ADMINISTRATOR     ($) FOR FISCAL     FOR FISCAL
                               FOR FISCAL YEAR   FOR FISCAL YEAR     YEAR ENDED       YEAR ENDED
            FUND                  ENDED 2006        ENDED 2006          2006              2006
---------------------------------------------------------------------------------------------------
CLS AdvisorOne Amerigo Fund       $ 585,201         $ 232,834           $ 0            $ 585,201

CLS AdvisorOne Berolina Fund      $   3,398*        $   1,360*          $ 0*           $   3,398*

CLS AdvisorOne Clermont Fund      $ 286,773         $ 114,709           $ 0            $ 286,773

* Since the commencement of operations on November 10, 2006.

                                  AGGREGATE           PERCENTAGE         PERCENTAGE OF TOTAL
                                  BROKERAGE            OF TOTAL        BROKERAGE TRANSACTIONS,
                               COMMISSIONS PAID       BROKERAGE          INVOLVING PAYMENT OF
                                TO DISTRIBUTOR       COMMISSIONS        COMMISSIONS, EFFECTED
                                FOR FISCAL YEAR   PAID TO AFFILIATED      THROUGH AFFILIATED
            FUND                 ENDED 2006         BROKER IN 2006         BROKERS IN 2006
-----------------------------------------------------------------------------------------------
CLS AdvisorOne Amerigo Fund       $ 218,984             100%                    60.79%

CLS AdvisorOne Berolina Fund      $   4,551*            100%*                   84.14%*

CLS AdvisorOne Clermont Fund      $  39,585             100%                    48.57%

* Since the commencement of operations on November 10, 2006.

      INFORMATION ABOUT CLS. CLS is organized as a Nebraska limited liability company with its principal place of business located at 4020 S. 147th Street, Omaha, Nebraska 68137. CLS is a wholly-owned subsidiary of Northstar Financial Services Group, LLC ("Northstar"), a Nevada limited liability company. Northstar is owned 50% by W. Patrick Clarke, who serves as Chief Executive Officer and Manager of CLS, and 50% by Michael Miola, who serves as a Manager of CLS.

      The name and principal occupation of each principal executive officer of CLS are listed below. Unless otherwise noted, the business address of each officer is c/o CLS Investment Firm LLC, 4020 S. 147th Street, Omaha, Nebraska 68137.

NAME                 TITLE              PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
W. Patrick Clarke    Chief Executive    Manager, CLS; Co-Owner,
                     Officer and        NorthStar Financial Services Group, LLC
                     Manager

Michael Miola        Chief Executive    Manager, CLS; Co-Owner, NorthStar
                     Officer and        Financial Services Group, LLC
                     Manager

Robert M. Jergovic   Chief Investment   Chief Investment Officer, CLS
                     Officer

Todd Clarke          President          President, CLS

Scott R. Kubie       Vice President     Vice President and Director of
                                        Research, CLS

Brian Nielson        General Counsel/   General Counsel/Chief Compliance
                     Chief Compliance   Officer, CLS; General Counsel,
                     Officer            NorthStar Financial Services Group,
                                        LLC

                       BOARD RECOMMENDATION ON PROPOSAL 3.

      At its meeting on August 27, 2007, based on its deliberations on and evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the New Agreement are fair and reasonable; (b) concluded that CLS's fees are reasonable in light of the services that CLS will provide to the Sub-Advised Funds; and (c) agreed to approve the New Agreement for an initial term of two years and to recommend the approval of the New Agreement to Shareholders.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                SHAREHOLDERS OF THE SUB-ADVISED FUNDS VOTE "FOR"
                                   PROPOSAL 3.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

             INFORMATION ABOUT TRUST OFFICERS AND SERVICE PROVIDERS

      PRINCIPAL UNDERWRITER. Rydex Distributors, Inc., located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the distributor and principal underwriter to the Trust.

      ADMINISTRATOR. Rydex Fund Services, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the administrator for the Trust.

      TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as officers of the Trust. The business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers, other than the Chief Compliance Officer, receives compensation from the Trust for their services.

                   POSITION(S)                                                    NUMBER
                   HELD WITH                                                      OF PORTFOLIOS
                   THE TRUST,                                                     IN FUND         OTHER
                   TERM OF                                                        COMPLEX         DIRECTOR-
NAME, ADDRESS      OFFICE AND                                                     OVERSEEN        SHIPS
AND AGE OF         LENGTH OF           PRINCIPAL OCCUPATION(S)                    BY TRUSTEE/     HELD BY
TRUSTEE/OFFICER    TIME SERVED         DURING PAST 5 YEARS                        OFFICER         TRUSTEE
-------------------------------------------------------------------------------------------------------------
Carl G.            Trustee from 2004   PADCO ADVISORS, INC.:                           138           None.
Verboncoeur (54)   to present;         Chief Executive Officer  from October
                   President from      2003 to present; Executive Vice President
                   2003 to present;    from December 2002 to October 2003;
                   Vice President      President from October 2003 to May
                   from 1997 to        2004; and Treasurer from December 2002
                   present; and        to present
                   Treasurer from
                   1997 to 2003.       PADCO ADVISORS II, INC.:
                                       Chief Executive Officer from December
                                       2003 to present; Executive Vice President
                                       from December 2002 to December 2003;
                                       President from December 2002 to May 2004
                                       and Treasurer from December 2003 to
                                       present

                                       RYDEX CAPITAL PARTNERS I, LLC:
                                       Treasurer from October 2003 to April
                                       2007, and Executive Vice President from
                                       October 2003 to August 2006

                                       RYDEX CAPITAL PARTNERS II, LLC:
                                       Treasurer from October 2003 to April
                                       2007, and Executive Vice President from
                                       October 2003 to August 2006

                                       RYDEX ADVISORY SERVICES:
                                       Chief Executive Officer from August 2004 to present

                                       RYDEX DISTRIBUTORS, INC.:
                                       President and Chief Executive Officer
                                       from December 2003 to present; Treasurer from December 2002 to present; Executive
                                       Vice President from December 2002  to
                                       December 2003; and Vice President from
                                       December 2001 to December 2002

                   POSITION(S)                                                    NUMBER
                   HELD WITH                                                      OF PORTFOLIOS
                   THE TRUST,                                                     IN FUND         OTHER
                   TERM OF                                                        COMPLEX         DIRECTOR-
NAME, ADDRESS      OFFICE AND                                                     OVERSEEN        SHIPS
AND AGE OF         LENGTH OF           PRINCIPAL OCCUPATION(S)                    BY TRUSTEE/     HELD BY
TRUSTEE/OFFICER    TIME SERVED         DURING PAST 5 YEARS                        OFFICER         TRUSTEE
-------------------------------------------------------------------------------------------------------------
                                       RYDEX FUND SERVICES, INC.:
                                       Chief Executive Officer from December
                                       2003 to present; President and Treasurer
                                       from December 2002 to present; and
                                       Executive Vice President from December
                                       2001 to December 2002

                                       RYDEX HOLDINGS, INC.:
                                       Chief Executive Officer, President and
                                       Treasurer from December 2005 to present

                                       ADVISOR RESEARCH CENTER, INC.:
                                       Chief Executive Officer, President and
                                       Treasurer from May 2006 to present

                                       RYDEX SPECIALIZED PRODUCTS, LLC:
                                       Chief Executive Officer, Director and
                                       Treasurer from September 2005 to present

Michael P. Byrum   Trustee from        PADCO ADVISORS, INC.:                           138           None.
(36)               2005 to present.    Chief Investment Officer from August
                                       2006 to present; Chief Operating Officer
                                       from October 2003 to May 2004;
                                       Executive Vice President from December
                                       2002 to May 2004; President from May
                                       2004 to present; and Secretary from
                                       December 2002 to present

                                       PADCO ADVISORS II, INC.:
                                       Chief Investment Officer from August
                                       2006 to present; Chief Operating Officer from December 2003 to May 2004;
                                       Executive Vice President from December
                                       2002 to May 2004; President from May
                                       2004 to present; and Secretary from
                                       December 2002 to present

                                       RYDEX ADVISORY SERVICES:
                                       President from August 2004 to present

                                       RYDEX CAPITAL PARTNERS I, LLC:
                                       President and Secretary from October
                                       2003 to April 2007

                                       RYDEX CAPITAL PARTNERS II, LLC:
                                       President and Secretary from October
                                       2003 to April 2007

                   POSITION(S)                                                    NUMBER
                   HELD WITH                                                      OF PORTFOLIOS
                   THE TRUST,                                                     IN FUND
                   TERM OF                                                        COMPLEX         OTHER
NAME, ADDRESS      OFFICE AND                                                     OVERSEEN        DIRECTOR-
AND AGE OF         LENGTH OF           PRINCIPAL OCCUPATION(S)                    BY TRUSTEE/     SHIPS HELD
TRUSTEE/OFFICER    TIME SERVED         DURING PAST 5 YEARS                        OFFICER         BY TRUSTEE
-------------------------------------------------------------------------------------------------------------
                                       RYDEX DISTRIBUTORS, INC.:
                                       Secretary from December 2001 to May
                                       2004; Executive Vice President from
                                       December 2002 to May 2004; and Chief
                                       Operating Officer from December 2003
                                       to May 2004

                                       RYDEX FUND SERVICES, INC.:
                                       Secretary from December 2002 to present;
                                       Executive Vice President from December
                                       2002 to August 2006; and Chief Operating
                                       Officer from December 2003 to May 2004

                                       RYDEX HOLDINGS, INC.:
                                       Secretary from December 2005 to present
                                       and Executive Vice President from
                                       December 2005 to August 2006

                                       ADVISOR RESEARCH CENTER, INC.:
                                       Secretary from May 2006 to present and
                                       Executive Vice President from May 2006
                                       to August 2006

                                       RYDEX SPECIALIZED PRODUCTS, LLC:
                                       Director and Secretary from September
                                       2005 to present

Nick Bonos (43)    Vice President      Senior Vice President of Fund Services          138           Not
                   and Treasurer       of PADCO Advisors, Inc. from August 2006                   Applicable.
                   from 2003 to        to present; Senior Vice President of
                   present.            Rydex Fund Services, Inc. from December
                                       2003 to August 2006; Vice President of
                                       Accounting, Rydex Fund Services, Inc.
                                       from 2001 to 2003; and Chief Financial
                                       Officer and Manager of Rydex Specialized
                                       Products, LLC from September 2005 to
                                       present

Joanna M.          Chief Compliance    Chief Compliance Officer of PADCO               138           Not
Haigney (40)       Officer from        Advisors, Inc. and PADCO Advisors II,                      Applicable.
                   2004 to present;    Inc. from May 2005 to present and Rydex
                   and Secretary       Capital Partners I, LLC and Rydex
                   from 2000 to        Capital Partners II, LLC from August
                   present.            2006 to April 2007; Vice President of
                                       Compliance of PADCO Advisors, Inc. from
                                       August 2006 to present; Assistant
                                       Secretary of Rydex Distributors, Inc.
                                       from December 2001 to December 2003; and
                                       Vice President of Rydex Distributors,
                                       Inc. from December 2003 to May 2004 and
                                       Rydex Fund Services, Inc. from December
                                       2001 to August 2006

                   POSITION(S)                                                    NUMBER
                   HELD WITH                                                      OF PORTFOLIOS
                   THE TRUST,                                                     IN FUND         OTHER
                   TERM OF                                                        COMPLEX         DIRECTOR-
NAME, ADDRESS      OFFICE AND                                                     OVERSEEN        SHIPS
AND AGE OF         LENGTH OF           PRINCIPAL OCCUPATION(S)                    BY TRUSTEE/     HELD BY
TRUSTEE/OFFICER    TIME SERVED         DURING PAST 5 YEARS                        OFFICER         TRUSTEE
-------------------------------------------------------------------------------------------------------------
Joseph Arruda      Assistant           Vice President of PADCO Advisors, Inc.          138           Not
(40)               Treasurer from      and PADCO Advisors II, Inc. from 2004 to                   Applicable.
                   2006 to present.    present; Director of Accounting of PADCO
                                       Advisors, Inc. and PADCO Advisors II,
                                       Inc. from 2003 to 2004; Vice President
                                       of Mutual Funds, State Street Bank &
                                       Trust from 2000 to 2003.

Paula Billos       Controller from     Director of Fund Administration of PADCO        138           Not
(33)               2006 to present.    Advisors, Inc. and PADCO Advisors II,                      Applicable.
                                       Inc. from 2001 to present.

                     SHAREHOLDERS  SHARING THE SAME ADDRESS

      If two or more Shareholders share the same address, only one copy of this Proxy Statement will be delivered to that address, unless a Fund has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, a Fund will deliver promptly a separate copy of this Proxy Statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call the Funds' proxy solicitation agent at 1-877-256-6082 or forward a written request to a Fund c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

                 OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

      Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Appendix A to this Proxy Statement lists for each Fund the total number of shares outstanding as of the Record Date for each class of each Fund's shares. It also identifies holders, as of the Record Date, of more than 5% of any class of shares of each Fund.

                              SHAREHOLDER PROPOSALS

      The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of Rydex Variable Trust, c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                  OTHER MATTERS

      The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

                ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

      For a free copy of the Trust's most recent Annual Report (and most recent Semi-Annual Report succeeding the Annual Report, if any), Shareholders may call 1-800-820-0888, visit the Funds' web site at www.rydexinvestments.com, or write to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

                                 OTHER BUSINESS

      The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS. YOU MAY ALSO ATTEND THE MEETING AND VOTE IN PERSON.

                                   APPENDIX A

                 OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

I.    OUTSTANDING SHARES

      As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

FUND                                                   TOTAL SHARES OUTSTANDING
--------------------------------------------------------------------------------

Absolute Return Strategies                                  1,637,058.3990

Banking                                                       212,682.3040

Basic Materials                                             2,090,221.7260

Biotechnology                                                 359,389.5270

CLS AdvisorOne Amerigo                                      8,113,127.1270

CLS AdvisorOne Berolina                                     2,878,781.7620

CLS AdvisorOne Clermont                                     1,739,085.3010

Commodities Strategy                                        1,182,224.1810

Consumer Products                                             775,445.2230

Dow 2x Strategy                                             1,117,691.4120

Electronics                                                   930,933.7490

Energy                                                      2,278,413.1560

Energy Services                                             2,631,877.3370

Essential Portfolio Aggressive                                183,144.9510

Essential Portfolio Conservative                              103,825.8000

Essential Portfolio Moderate                                  278,480.9630

Europe 1.25x Strategy                                       2,365,460.2060

Financial Services                                            903,545.9050

Government Long Bond 1.2x Strategy                          4,386,053.8520

Health Care                                                 1,553,843.7820

Hedged Equity                                                 751,758.2720

Internet                                                      690,513.8510

Inverse Dow 2x Strategy                                       580,570.5920

Inverse Government Long Bond Strategy                       1,000,118.1010

Inverse Mid Cap Strategy                                       82,311.6750

Inverse OTC Strategy                                          882,684.4580

Inverse Russell 2000 Strategy                                 410,658.3520

FUND                                                   TOTAL SHARES OUTSTANDING
--------------------------------------------------------------------------------

Inverse S&P 500 Strategy                                      447,057.7290

Japan 1.25x Strategy                                          806,169.1900

Large-Cap Growth                                              762,890.3610

Large-Cap Value                                             1,181,664.4130

Leisure                                                       715,052.7730

Mid-Cap 1.5x Strategy                                       1,635,091.3670

Mid-Cap Growth                                                752,996.2070

Mid-Cap Value                                               1,052,920.7560

Multi-Cap Core Equity                                         252,756.5610

Nova                                                        8,429,830.3430

OTC                                                         3,992,600.2630

OTC 2x Strategy                                             2,207,530.4480

Precious Metals                                             3,936,466.8970

Real Estate                                                   754,256.7900

Retailing                                                     545,495.6610

Russell 2000(R) 1.5x Strategy                                 539,828.0700

Russell 2000(R) 2x Strategy                                   242,204.1560

S&P 500 2x Strategy                                         1,284,608.9020

Sector Rotation                                             6,280,022.6090

Small-Cap Growth                                              458,169.0480

Small-Cap Value                                               540,249.7550

Strengthening Dollar 2x Strategy                              145,057.3170

Technology                                                  2,838,015.3440

Telecommunication                                           2,435,372.2040

Transportation                                                630,625.4260

U.S. Government Money Market                              333,353,611.5800

Utilities                                                   1,977,487.6210

Weakening Dollar 2x Strategy                                  352,377.7400

II.   SIGNIFICANT SHAREHOLDERS

      As of the Record Date, the following persons were the only persons who were record owners or, to the best knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund.

                                                                                                            PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Absolute Return             Nationwide Insurance         c/o IPO Portfolio Accounting,     1,052,736.878      64.31%
Strategies                                               P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Absolute Return             Security Benefit             One Security Benefit Place,         409,429.323      25.01%
Strategies                                               Topeka, KS 66636-0001

Banking                     Nationwide Insurance         c/o IPO Portfolio Accounting,       144,390.557      67.89%
                                                         P.O. Box 182029, Columbus,
                                                         OH 43218-2029

Banking                     Security Benefit             One Security Benefit Place,          60,136.835      28.28%
                                                         Topeka, KS 66636-0001

Basic Materials             Security Benefit             One Security Benefit Place,         108,647.519       5.20%
                                                         Topeka, KS 66636-0001

Basic Materials             Nationwide Insurance         c/o IPO Portfolio Accounting,     1,071,715.159      51.27%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Basic Materials             Security Benefit             One Security Benefit Place,         772,663.210      36.97%
                                                         Topeka, KS 66636-0001

Basic Materials             Jefferson National           9920 Corporate Campus,              126,483.203       6.05%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Biotechnology               Nationwide Insurance         c/o IPO Portfolio Accounting,       237,404.911      66.06%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Biotechnology               Security Benefit             One Security Benefit Place,          89,999.089      25.04%
                                                         Topeka, KS 66636-0001

CLS Advisorone              Security Benefit             One Security Benefit Place,       6,106,516.994      75.27%
Amerigo                                                  Topeka, KS 66636-0001

CLS Advisorone              Security Benefit Life        One Security Benefit Place,       1,435,330.087      17.69%
Amerigo                                                  Topeka, KS 66636-0001

CLS Advisorone              Security Benefit             One Security Benefit Place,       2,712,481.745      94.22%
Berolina                                                 Topeka, KS 66636-0001

CLS Advisorone              Security Benefit             One Security Benefit Place,       1,280,267.384      73.62%
Clermont                                                 Topeka, KS 66636-0001

CLS Advisorone              Security Benefit Life        One Security Benefit Place,         302,187.584      17.38%
Clermont                                                 Topeka, KS 66636-0001

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                     ADDRESS OF                NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER              BENEFICIAL OWNER            SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Commodities                 Nationwide Insurance         c/o IPO Portfolio Accounting,       873,958.020      73.92%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Commodities                 Security Benefit             One Security Benefit Place,         222,344.790      18.81%
Strategy                                                 Topeka, KS 66636-0001

Consumer Products           Security Benefit             One Security Benefit Place,          56,674.660       7.31%
                                                         Topeka, KS 66636-0001

Consumer Products           Nationwide Insurance         c/o IPO Portfolio Accounting,       442,665.749      57.09%
                                                         P.O. Box 182029, Columbus,
                                                         OH 43218-2029

Consumer Products           Security Benefit             One Security Benefit Place,         235,600.055      30.38%
                                                         Topeka, KS 66636-0001

Dow 2x Strategy             Nationwide Insurance         c/o IPO Portfolio Accounting,       463,364.991      41.46%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Dow 2x Strategy             Security Benefit             One Security Benefit Place,         483,942.545      43.30%
                                                         Topeka, KS 66636-0001

Dow 2x Strategy             Jefferson National           9920 Corporate Campus,               97,992.783       8.77%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Electronics                 Nationwide Insurance         c/o IPO Portfolio Accounting,       421,232.071      45.25%
                                                         P.O. Box 182029, Columbus,
                                                         OH 43218-2029

Electronics                 Security Benefit             One Security Benefit Place,         395,538.675      42.49%
                                                         Topeka, KS 66636-0001

Electronics                 Jefferson National           9920 Corporate Campus,              101,933.106      10.95%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Energy                      Nationwide Insurance         c/o IPO Portfolio Accounting,     1,079,471.212      47.38%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Energy                      Security Benefit             One Security Benefit Place,         797,709.365      35.01%
                                                         Topeka, KS 66636-0001

Energy                      Jefferson National           9920 Corporate Campus,              177,538.832       7.79%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Energy Services             Security Benefit             One Security Benefit Place,         133,411.539       5.07%
                                                         Topeka, KS 66636-0001

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Energy Services             Nationwide Insurance         c/o IPO Portfolio Accounting,     1,216,173.421      46.21%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Energy Services             Security Benefit             One Security Benefit Place,         978,010.268      37.16%
                                                         Topeka, KS 66636-0001

Energy Services             Jefferson National           9920 Corporate Campus,              251,690.701       9.56%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Essential Portfolio         Security Benefit             One Security Benefit Place,          25,057.865      13.68%
Aggressive                                               Topeka, KS 66636-0001

Essential Portfolio         Security Benefit Life        One Security Benefit Place,          34,028.724      18.58%
Aggressive                                               Topeka, KS 66636-0001

Essential Portfolio         Security Benefit             One Security Benefit Place,         121,044.898      66.09%
Aggressive                                               Topeka, KS 66636-0001

Essential Portfolio         Security Benefit             One Security Benefit Place,          88,184.859      84.94%
Conservative                                             Topeka, KS 66636-0001

Essential Portfolio         Security Benefit Life        One Security Benefit Place,          11,451.424      11.03%
Conservative                                             Topeka, KS 66636-0001

Essential Portfolio         Security Benefit             One Security Benefit Place,         165,163.758      59.31%
Moderate                                                 Topeka, KS 66636-0001

Essential Portfolio         Security Benefit Life        One Security Benefit Place,         102,629.913      36.85%
Moderate                                                 Topeka, KS 66636-0001

Europe 1.25x                Nationwide Insurance         c/o IPO Portfolio Accounting,       967,369.629      40.90%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Europe 1.25x                Security Benefit             One Security Benefit Place,       1,170,069.281      49.46%
Strategy                                                 Topeka, KS 66636-0001

Europe 1.25x                Jefferson National           9920 Corporate Campus,              119,870.001       5.07%
Strategy                                                 Suite 1000,
                                                         Louisville, IN 40223

Financial Services          Security Benefit             One Security Benefit Place,          59,704.471       6.61%
                                                         Topeka, KS 66636-0001

Financial Services          Nationwide Insurance         c/o IPO Portfolio Accounting,       652,967.030      72.27%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Financial Services          Security Benefit             One Security Benefit Place,         161,114.384      17.83%
                                                         Topeka, KS 66636-0001

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF        SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Health Care                 Nationwide Insurance         c/o IPO Portfolio Accounting,       936,541.282      60.27%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Health Care                 Security Benefit             One Security Benefit Place,         396,854.128      25.54%
                                                         Topeka, KS 66636-0001

Health Care                 Jefferson National           9920 Corporate Campus,              100,243.764       6.45%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Hedged Equity               Nationwide Insurance         c/o IPO Portfolio Accounting,       633,920.943      84.33%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Hedged Equity               Jefferson National           9920 Corporate Campus,               59,724.954       7.94%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Internet                    Nationwide Insurance         c/o IPO Portfolio Accounting,       427,327.689      61.89%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Internet                    Security Benefit             One Security Benefit Place,         221,237.943      32.04%
                                                         Topeka, KS 66636-0001

Inverse Dow 2x              Nationwide Insurance         c/o IPO Portfolio Accounting,       183,898.907      31.68%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Inverse Dow 2x              Midland Life                 4601 Westown Pkwy,                   68,113.423      11.73%
Strategy                                                 Suite 300,
                                                         West Des Moines, IA
                                                         50266-1071

Inverse Dow 2x              Security Benefit             One Security Benefit Place,         200,406.477      34.52%
Strategy                                                 Topeka, KS 66636-0001

Inverse Dow 2x              Jefferson National           9920 Corporate Campus,              105,118.382      18.11%
Strategy                                                 Suite 1000,
                                                         Louisville, IN 40223

Inverse Government          Phoenix (PHLVIC)             31 Tech Valley Dr,                  170,228.978      17.02%
Long Bond Strategy                                       East Greenbush, NY 12061

Inverse Government          Nationwide Insurance         c/o IPO Portfolio Accounting,       389,527.680      38.95%
Long Bond Strategy                                       P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Inverse Government          Security Benefit             One Security Benefit Place,         298,924.013      29.89%
Long Bond Strategy                                       Topeka, KS 66636-0001

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap             Nationwide Insurance         c/o IPO Portfolio Accounting,        41,284.344      50.16%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Inverse Mid-Cap             Security Benefit             One Security Benefit Place,          22,261.529      27.05%
Strategy                                                 Topeka, KS 66636-0001

Inverse Mid-Cap             Security Benefit Life        One Security Benefit Place,           5,787.226       7.03%
Strategy                                                 Topeka, KS 66636-0001

Inverse Mid-Cap             Jefferson National           9920 Corporate Campus,               10,935.649      13.29%
Strategy                                                 Suite 1000,
                                                         Louisville, IN 40223

Inverse OTC Strategy        Nationwide Insurance         c/o IPO Portfolio Accounting,       430,248.039      48.74%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Inverse OTC Strategy        Nationwide Insurance         c/o IPO Portfolio Accounting,        91,466.962      10.36%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Inverse OTC Strategy        Midland Life                 4601 Westown Pkwy,                   68,589.104       7.77%
                                                         Suite 300,
                                                         West Des Moines, IA
                                                         50266-1071

Inverse OTC Strategy        Security Benefit             One Security Benefit Place,         242,360.073      27.46%
                                                         Topeka, KS 66636-0001

Inverse                     Nationwide Insurance         c/o IPO Portfolio Accounting,       187,084.986      45.56%
Russell 2000(R)                                          P.O. Box 182029,
Strategy                                                 Columbus, OH 43218-2029

Inverse                     Security Benefit             One Security Benefit Place,         137,967.147      33.60%
Russell 2000(R)                                          Topeka, KS 66636-0001
Strategy

Inverse                     Jefferson National           9920 Corporate Campus,               60,410.160      14.71%
Russell 2000(R)                                          Suite 1000,
Strategy                                                 Louisville, IN 40223

Inverse S&P 500             Nationwide Insurance         c/o IPO Portfolio Accounting,       198,971.689      44.51%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Inverse S&P 500             Nationwide Insurance         c/o IPO Portfolio Accounting,        24,448.114       5.47%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Inverse S&P 500             Midland Life                 4601 Westown Pkwy,                   29,375.657       6.57%
Strategy                                                 Suite 300,
                                                         West Des Moines, IA
                                                         50266-1071

Inverse S&P 500             Ameritas                     P.O. Box 81889,                      24,234.183       5.42%
Strategy                                                 Lincoln, NE 68501

Inverse S&P 500             Security Benefit             One Security Benefit Place,         126,760.253      28.35%
Strategy                                                 Topeka, KS 66636-0001

Inverse S&P 500             Jefferson National           9920 Corporate Campus,               25,060.421       5.61%
Strategy                                                 Suite 1000,
                                                         Louisville, IN 40223

Japan 1.25x                 Nationwide Insurance         c/o IPO Portfolio Accounting,       419,768.046      52.07%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Japan 1.25x                 Security Benefit             One Security Benefit Place,         247,442.725      30.69%
Strategy                                                 Topeka, KS 66636-0001

Large-Cap Growth            Nationwide Insurance         c/o IPO Portfolio Accounting,       273,018.565      35.79%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Large-Cap Growth            Security Benefit             One Security Benefit Place,         325,188.294      42.63%
                                                         Topeka, KS 66636-0001

Large-Cap Growth            Jefferson National           9920 Corporate Campus,              104,463.623      13.69%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Large-Cap Value             Nationwide Insurance         c/o IPO Portfolio Accounting,       333,958.107      28.26%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Large-Cap Value             Security Benefit             One Security Benefit Place,         669,812.965      56.68%
                                                         Topeka, KS 66636-0001

Large-Cap Value             Jefferson National           9920 Corporate Campus,              106,814.085       9.04%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Leisure                     Security Benefit             One Security Benefit Place,          71,756.797      10.04%
                                                         Topeka, KS 66636-0001

Leisure                     Nationwide Insurance         c/o IPO Portfolio Accounting,       499,395.293      69.84%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Leisure                     Security Benefit             One Security Benefit Place,          96,232.887      13.46%
                                                         Topeka, KS 66636-0001

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Leisure                     Jefferson National           9920 Corporate Campus,               43,566.927       6.09%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Mid-Cap 1.5x                Nationwide Insurance         c/o IPO Portfolio Accounting,       684,286.848      41.85%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Mid-Cap 1.5x                Security Benefit             One Security Benefit Place,         797,127.245      48.75%
Strategy                                                 Topeka, KS 66636-0001

Mid-Cap 1.5x                Jefferson National           9920 Corporate Campus,              107,628.099       6.58%
Strategy                                                 Suite 1000,
                                                         Louisville, IN 40223

Mid-Cap Growth              Nationwide Insurance         c/o IPO Portfolio Accounting,       274,051.654      36.39%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Mid-Cap Growth              Security Benefit             One Security Benefit Place,         366,127.693      48.62%
                                                         Topeka, KS 66636-0001

Mid-Cap Growth              Jefferson National           9920 Corporate Campus,               53,454.589       7.10%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Mid-Cap Value               Nationwide Insurance         c/o IPO Portfolio Accounting,       298,799.168      28.38%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Mid-Cap Value               Security Benefit             One Security Benefit Place,         625,062.811      59.36%
                                                         Topeka, KS 66636-0001

Mid-Cap Value               Jefferson National           9920 Corporate Campus,               76,572.506       7.27%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Multi-Cap Core              Nationwide Insurance         c/o IPO Portfolio Accounting,       189,817.256      75.10%
Equity                                                   P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Multi-Cap Core              Rydex Distributors           9601 Blackwell Rd,                   34,864.363      13.79%
Equity                                                   Suite 500,
                                                         Rockville, MD 20850

Nova                        Skandia (SAB)                One Corporate Drive,                588,901.250       6.99%
                                                         P.O. Box 883
                                                         Shelton, CT 06484-0883

Nova                        Security Benefit             One Security Benefit Place,         825,750.519       9.80%
                                                         Topeka, KS 66636-0001

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Nova                        Nationwide Insurance         c/o IPO Portfolio Accounting,     3,558,898.674      42.22%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Nova                        Security Benefit             One Security Benefit Place,       1,996,520.443      23.68%
                                                         Topeka, KS 66636-0001

Nova                        Jefferson National           9920 Corporate Campus,              609,951.864       7.24%
                                                         Suite 1000,
                                                         Louisville, IN 40223

OTC                         Skandia (SAB)                One Corporate Drive, P.O.         1,291,229.152      32.34%
                                                         Box 883,
                                                         Shelton, CT 06484-0883

OTC                         Nationwide Insurance         c/o IPO Portfolio Accounting,       586,431.810      14.69%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

OTC                         Security Benefit             One Security Benefit Place,         375,693.618       9.41%
                                                         Topeka, KS 66636-0001

OTC                         GE Life & Annuity            6610 West Broad Street,             580,276.254      14.53%
                                                         Richmond, VA 23230

OTC                         Jefferson National           9920 Corporate Campus,              392,993.880       9.84%
                                                         Suite 1000,
                                                         Louisville, IN 40223

OTC 2x Strategy             Nationwide Insurance         c/o IPO Portfolio Accounting,       818,428.505      37.07%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

OTC 2x Strategy             Security Benefit             One Security Benefit Place,         775,435.169      35.13%
                                                         Topeka, KS 66636-0001

OTC 2x Strategy             Jefferson National           9920 Corporate Campus,              414,193.269      18.76%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Precious Metals             Nationwide Insurance         c/o IPO Portfolio Accounting,     1,604,603.547      40.76%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Precious Metals             Ameritas                     P.O. Box 81889,                     310,466.750       7.89%
                                                         Lincoln, NE 68501

Precious Metals             Security Benefit             One Security Benefit Place,       1,418,332.716      36.03%
                                                         Topeka, KS 66636-0001

Precious Metals             Jefferson National           9920 Corporate Campus,              347,855.682       8.84%
                                                         Suite 1000,
                                                         Louisville, IN 40223

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Real Estate                 Nationwide Insurance         c/o IPO Portfolio Accounting,       413,531.177      54.83%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Real Estate                 Security Benefit             One Security Benefit Place,         281,510.842      37.32%
                                                         Topeka, KS 66636-0001

Retailing                   Security Benefit             One Security Benefit Place,          53,651.907       9.84%
                                                         Topeka, KS 66636-0001

Retailing                   Nationwide Insurance         c/o IPO Portfolio Accounting,       399,579.936      73.25%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Retailing                   Security Benefit             One Security Benefit Place,          46,427.063       8.51%
                                                         Topeka, KS 66636-0001

Retailing                   Sage Life                    969 High Ridge Rd,                   41,185.449       7.55%
                                                         Ste 200,
                                                         Stamford, CT 06905

Russell 2000(R) 1.5x        Nationwide Insurance         c/o IPO Portfolio Accounting,       269,288.409      49.88%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Russell 2000(R) 1.5x        Security Benefit             One Security Benefit Place,         175,004.390      32.42%
Strategy                                                 Topeka, KS 66636-0001

Russell 2000(R) 1.5x        Jefferson National           9920 Corporate Campus,               44,383.967       8.22%
Strategy                                                 Suite 1000,
                                                         Louisville, IN 40223

Russell 2000(R) 2x          Security Benefit             One Security Benefit Place,         119,176.082      49.20%
Strategy                                                 Topeka, KS 66636-0001

Russell 2000(R) 2x          Rydex Distributors           9601 Blackwell Rd,                  119,854.235      49.48%
Strategy                                                 Suite 500
                                                         Attn: Joanne Haigney
                                                         Rockville, MD 20850

S&P 500 2x                  Nationwide Insurance         c/o IPO Portfolio Accounting,       495,432.102      38.57%
Strategy                                                 P.O. Box 182029,
                                                         Columbus, OH 43218-2029

S&P 500 2x                  Security Benefit             One Security Benefit Place,         604,983.894      47.09%
Strategy                                                 Topeka, KS 66636-0001

S&P 500 2x                  Jefferson National           9920 Corporate Campus,               88,951.882       6.92%
Strategy                                                 Suite 1000,
                                                         Louisville, IN 40223

Sector Rotation             Nationwide Insurance         c/o IPO Portfolio Accounting,     1,806,286.564      28.76%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Sector Rotation             Security Benefit             One Security Benefit Place,       1,012,140.267      16.12%
                                                         Topeka, KS 66636-0001

Sector Rotation             Security Benefit             One Security Benefit Place,       1,296,617.761      20.65%
                                                         Topeka, KS 66636-0001

Sector Rotation             Security Benefit             One Security Benefit Place,         336,746.749       5.36%
                                                         Topeka, KS 66636-0001

Small-Cap Growth            Nationwide Insurance         c/o IPO Portfolio Accounting,       119,715.843      26.13%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Small-Cap Growth            Security Benefit             One Security Benefit Place,         241,537.536      52.72%
                                                         Topeka, KS 66636-0001

Small-Cap Growth            Jefferson National           9920 Corporate Campus,               63,234.420      13.80%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Small-Cap Value             Nationwide Insurance         c/o IPO Portfolio Accounting,       206,935.208      38.30%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Small-Cap Value             Security Benefit             One Security Benefit Place,         250,890.391      46.44%
                                                         Topeka, KS 66636-0001

Small-Cap Value             Jefferson National           9920 Corporate Campus,               51,162.521       9.47%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Strengthening               Nationwide Insurance         c/o IPO Portfolio Accounting,        17,236.356      11.88%
Dollar 2x Strategy                                       P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Strengthening               Security Benefit             One Security Benefit Place           81,845.629      56.42%
Dollar 2x Strategy                                       Topeka, KS 66636-0001

Strengthening               Rydex Distributors           9601 Blackwell Rd,                   40,812.122      28.14%
Dollar 2x Strategy                                       Suite 500,
                                                         Rockville, MD 20850

Technology                  Nationwide Insurance         c/o IPO Portfolio Accounting,     1,687,935.758      59.48%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Technology                  Security Benefit             One Security Benefit Place,         942,459.738      33.21%
                                                         Topeka, KS 66636-0001

Technology                  Jefferson National           9920 Corporate Campus,              165,855.626       5.84%
                                                         Suite 1000,
                                                         Louisville, IN 40223

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Telecommunications          Security Benefit             One Security Benefit Place,         169,213.381       6.95%
                                                         Topeka, KS 66636-0001

Telecommunications          Nationwide Insurance         c/o IPO Portfolio Accounting,     1,393,158.445      57.21%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Telecommunications          Security Benefit             One Security Benefit Place,         771,802.165      31.69%
                                                         Topeka, KS 66636-0001

Transportation              Security Benefit             One Security Benefit Place,          47,781.091       7.58%
                                                         Topeka, KS 66636-0001

Transportation              Nationwide Insurance         c/o IPO Portfolio Accounting,       462,201.388      73.29%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Transportation              Security Benefit             One Security Benefit Place,          73,223.829      11.61%
                                                         Topeka, KS 66636-0001

U.S. Government             Security Benefit             One Security Benefit Place,         234,962.396       5.36%
Long Bond 1.2x                                           Topeka, KS 66636-0001
Strategy

U.S. Government             Nationwide Insurance         c/o IPO Portfolio Accounting,     2,144,638.803      48.90%
Long Bond 1.2x                                           P.O. Box 182029,
Strategy                                                 Columbus, OH 43218-2029

U.S. Government             Security Benefit             One Security Benefit Place,       1,381,629.866      31.50%
Long Bond 1.2x                                           Topeka, KS 66636-0001
Strategy

U.S. Government             Jefferson National           9920 Corporate Campus,              298,581.407       6.81%
Long Bond 1.2x                                           Suite 1000,
Strategy                                                 Louisville, IN 40223

U.S. Government             Security Benefit             One Security Benefit Place,     264,002,689.340      79.20%
Money Market                                             Topeka, KS 66636-0001

U.S. Government             Jefferson National           9920 Corporate Campus,           48,120,119.880      14.44%
Money Market                                             Suite 1000,
                                                         Louisville, IN 40223

Utilities                   Security Benefit             One Security Benefit Place,         106,924.512       5.41%
                                                         Topeka, KS 66636-0001

Utilities                   Nationwide Insurance         c/o IPO Portfolio Accounting,       957,858.742      48.44%
                                                         P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Utilities                   Security Benefit             One Security Benefit Place,         738,702.201      37.36%
                                                         Topeka, KS 66636-0001

                                                                                                           PERCENTAGE
                                                                                                             OF FUND
                                      NAME OF                      ADDRESS OF               NUMBER OF         SHARES
FUND                             BENEFICIAL OWNER               BENEFICIAL OWNER           SHARES OWNED    OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
Utilities                   Jefferson National           9920 Corporate Campus,              154,325.730       7.80%
                                                         Suite 1000,
                                                         Louisville, IN 40223

Weakening                   Nationwide Insurance         c/o IPO Portfolio Accounting,       191,887.347      54.46%
Dollar 2x Strategy                                       P.O. Box 182029,
                                                         Columbus, OH 43218-2029

Weakening                   Security Benefit             One Security Benefit Place          139,567.305      39.61%
Dollar 2x Strategy                                       Topeka, KS 66636-0001

                                   APPENDIX B

                               ADVISORY AGREEMENT

      ADVISORY AGREEMENT made as of this __th day of _______________, 2007 by and between RYDEX VARIABLE TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

      WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

      1. THE ADVISER'S SERVICES.

            (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

            (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

      The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

      2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

      3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) NOTIFICATION OF BREACH/COMPLIANCE REPORTS. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M and Section 817(h) of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

      4. BROKERAGE.

            (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, offi-cers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

      5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

      6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (d) USE OF THE NAME "RYDEX". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

            (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

            (h) REPRESENTATIONS.  The  representations  and  warranties  in this
      Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

      8. THE NAME "RYDEX". The Name "Rydex". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule

A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

      The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

      10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

      12. DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

      Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

      13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

      14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

      15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

      17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

      18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                      RYDEX VARIABLE TRUST, on behalf of each Fund listed on Schedule A

                                      By: ______________________________________
                                          Name:  Carl G. Verboncoeur
                                          Title: President

                                      PADCO ADVISORS II, INC.

                                      By: _____________________________________
                                          Name:  Carl G. Verboncoeur
                                          Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                        DATED _____________, 2007 BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                             PADCO ADVISORS II, INC.

      The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                       RATE
--------------------------------------------------------------------------------
Nova Fund ..............................................................   0.75%

Inverse S&P 500 Strategy ...............................................   0.90%

OTC ....................................................................   0.75%

Inverse OTC Strategy ...................................................   0.90%

Mid-Cap 1.5x Strategy ..................................................   0.90%

Russell 2000(R) 1.5x Strategy ..........................................   0.90%

Government Long Bond 1.2x Strategy .....................................   0.50%

Inverse Government Long Bond Strategy ..................................   0.90%

Europe 1.25x Strategy ..................................................   0.90%

Japan 1.25x Strategy ...................................................   0.90%

Large-Cap Value ........................................................   0.75%

Large-Cap Growth .......................................................   0.75%

Mid-Cap Value ..........................................................   0.75%

Mid-Cap Growth .........................................................   0.75%

Inverse Mid-Cap Strategy ...............................................   0.90%

Small-Cap Value ........................................................   0.75%

Small-Cap Growth .......................................................   0.75%

Inverse Russell 2000(R) Strategy .......................................   0.90%

Strengthening Dollar 2x Strategy .......................................   0.90%

Weakening Dollar 2x Strategy ...........................................   0.90%

U.S. Government Money Market ...........................................   0.50%

High Yield Strategy ....................................................   0.75%

Inverse High Yield Strategy ............................................   0.75%

Dow 2x Strategy Fund ...................................................   0.90%

OTC 2x Strategy Fund ...................................................   0.90%

Russell 2000(R) 2x Strategy ............................................   0.90%

S&P 500 2x Strategy ....................................................   0.90%

Inverse OTC 2x Strategy ................................................   0.90%

Inverse S&P 500 2x Strategy ............................................   0.90%

CLS AdvisorOne Clermont VT .............................................   0.90%

FUND                                                                       RATE
--------------------------------------------------------------------------------
Banking ................................................................   0.85%

Basic Materials ........................................................   0.85%

Biotechnology ..........................................................   0.85%

Consumer Products ......................................................   0.85%

Electronics ............................................................   0.85%

Energy .................................................................   0.85%

Energy Services ........................................................   0.85%

Financial Services .....................................................   0.85%

Health Care ............................................................   0.85%

Internet ...............................................................   0.85%

Leisure ................................................................   0.85%

Precious Metals ........................................................   0.75%

Real Estate ............................................................   0.85%

Retailing ..............................................................   0.85%

Technology .............................................................   0.85%

Telecommunications .....................................................   0.85%

Transportation .........................................................   0.85%

Utilities ..............................................................   0.85%

Commodities Strategy ...................................................   0.75%

Sector Rotation ........................................................   0.90%

Multi-Cap Core Equity* .................................................   0.70%

S&P 500 ................................................................   0.75%

Russell 2000(R) ........................................................   0.75%

Essential Portfolio Moderate ...........................................   0.00%

Essential Portfolio Conservative .......................................   0.00%

Essential Portfolio Aggressive .........................................   0.00%

Inverse Dow 2x Strategy ................................................   0.90%

Inverse Russell 2000(R) 2x Strategy ....................................   0.90%

CLS AdvisorOne Amerigo VT ..............................................   0.90%

CLS AdvisorOne Berolina ................................................   0.90%

                          ADDITIONS ARE NOTED IN BOLD.

* The management fee with respect to the Multi-Cap Core Equity Fund (the "Fund") is comprised of a basic fee (the "Basic Fee") at the annual rate of 0.70% of the Fund's average daily net assets and a performance adjustment (the "Performance Adjustment") as discussed below.

A. CALCULATING THE PERFORMANCE  ADJUSTMENT.

The performance adjustment shall be calculated monthly by:

      (i)   Determining   the  difference  in  performance   (the   "Performance
            Difference") between the Fund and the Russell 3000(R) Index (the "Index"), as described in paragraph C;

      (ii)  Using the Performance  Difference  calculated under paragraph B (ii)
            to  determine   the   performance   adjustment   (the   "Performance
            Adjustment"), as illustrated in paragraph D; and

      (iii) Adding the Performance Adjustment to the Basic Fee to determine the management fee for the applicable month.

B. COMPUTING THE PERFORMANCE DIFFERENCE.

      The Performance Difference is calculated monthly, and is determined by measuring the percentage difference between the performance of one Share of the Fund and the performance of the Index over the most recent 12-month period. The performance of one Share of the Fund shall be measured by computing the percentage difference, carried to five decimal places, between the net asset value as of the last business day of the period selected for comparison and the net asset value of such share as of the last business day of the prior period, adjusted for dividends or capital gain distributions treated as reinvested immediately. The performance of the Index will be established by measuring the percentage difference, carried to five decimal places, between the beginning and ending values of the Index for the comparison period, with dividends or capital gain distributions on the securities that comprise the Index being treated as reinvested immediately.

C. DETERMINING THE PERFORMANCE ADJUSTMENT.

      For every 0.0375% in Performance Difference, the Adviser's fee will be adjusted upwards or downwards by 0.01%. The maximum adjustment rate is 0.20% per year, resulting in a minimum possible annual fee of 0.50% and a maximum possible annual fee of 0.90%.

D. PERFORMANCE ADJUSTMENT EXAMPLE.

      The following  example  illustrates  the  application  of the  Performance
Adjustment:

                              FUND'S     INDEX'S           FUND'S
FOR THE ROLLING 12-MONTH   INVESTMENT  CUMULATIVE  PERFORMANCE RELATIVE
PERFORMANCE PERIOD        PERFORMANCE    CHANGE        TO THE INDEX
------------------------------------------------------------------------

January 1                   $ 50.00       100.00
December 31                 $ 55.25       110.20
Absolute change           + $  5.25     +$ 10.20
Actual change               + 10.50%     + 10.20%         +0.30%

Based on these assumptions, the Fund calculates the Adviser's management fee rate for the month-ended December 31 as follows:

      o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

      o The +0.30% difference between the performance of the Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

      o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

      o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

2. PERFORMANCE PERIODS

For the period from July 1, 2003 through May 31, 2004, the Adviser will be paid at the Base Rate, without regard to any Performance Adjustment. For the month ending June 30, 2004, the Adviser will begin applying the Performance Adjustment as described herein, based upon the performance of the Fund relative to the performance of the Index during the 12-month period from July 1, 2003 through June 30, 2004. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance incentive adjustment is being computed.

3. CHANGES TO THE "INDEX" OR THE "CLASS"

The Trustees have initially designated the Russell 3000(R) Index as the index to be used for purposes of determining the Performance Adjustment (referred to herein as the "Index"). From time to time, to the extent permitted by the 1940 Act, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund in calculating the Performance Adjustment. After ten days' written notice to the Adviser, a different index (the "Successor Index") may be substituted for the

Index in prospectively calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund's performance compared to the Index.

                                   APPENDIX C

                               ADVISORY AGREEMENT

      ADVISORY AGREEMENT made as of this __th day of _______________, 2007 by and between RYDEX VARIABLE TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

      WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

      1. THE ADVISER'S SERVICES.

            (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

            (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

            (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

            (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

            The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

            (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

            (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

      2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

      3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

            (a) NOTIFICATION OF BREACH/COMPLIANCE REPORTS. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M and Section 817(h) of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

            (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

            (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

      4. BROKERAGE.

            (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

            (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

            (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

            (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

      5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

      6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, distribution fees, investors services fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act or investor services plan.

      7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

            (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

            (d) USE OF THE NAME "RYDEX". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

            (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

            (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

            (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

            (h)  Representations.  The  representations  and  warranties in this
      Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

      8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

      9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

      The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

      10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

      11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

      This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

      12. DURATION AND TERMINATION.

            (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

            (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

            (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

            (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such

      Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

      Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

      In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

      13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

            (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

            (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

      14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

      15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

      17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

      18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

      19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                        RYDEX VARIABLE TRUST, on behalf of each
                                        Fund listed on Schedule A

                                        By: ____________________________________
                                            Name:  Carl G. Verboncoeur
                                            Title: President

                                        PADCO ADVISORS II, INC.

                                        By: ____________________________________
                                            Name:  Carl G. Verboncoeur
                                            Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                       DATED _______________, 2007 BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                            PADCO ADVISORS II, INC.

      The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                      RATE
--------------------------------------------------------------------------------
Absolute Strategies Fund ..............................................   1.15%

Hedged Equity Fund ....................................................   1.15%

                                   APPENDIX D

                        INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made this __th day of _________________, 2007, by and between PADCO Advisors II, Inc., d/b/a Rydex Investments, a Maryland corporation (the "Adviser"), and CLS Investment Firm, LLC, a Nebraska limited liability company (the "Sub-Adviser").

      WHEREAS, Rydex Variable Trust, a Delaware statutory trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ______________, 2007, as amended (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as the investment adviser to the separate series of the Trust set forth therein; and

      WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser as its agent to furnish sub-investment advisory services to the Adviser in connection with the management of the separate series of the Trust set forth on SCHEDULE A of this Investment Sub-Advisory Agreement (each a "Fund" and together, the "Funds"), and the Sub-Adviser is willing to render such sub-investment advisory services.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement (the "Sub-Advisory Agreement"). The Sub-Adviser hereby accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      2. DELIVERY OF DOCUMENTS. The Sub-Adviser hereby acknowledges receipt of properly certified or authenticated copies of each of the following:

            (a) The Trust's Declaration of Trust and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

            (b) The Trust's By-Laws and amendments thereto;

            (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

            (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the U.S. Securities and Exchange Commission (the "SEC") and all amendments thereto;

            (e) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to each Fund; and

            (f) The Trust's most recent prospectus and Statement of Additional Information for each Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

      The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

      3. MANAGEMENT. Subject always to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will furnish, direct, and administer an investment program in respect of, and make investment and reinvestment decisions for, all assets of each Fund and place all orders for the purchase and sale of securities, all on behalf of each Fund. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to each Fund, and will monitor each Fund's investments, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, any policies or restrictions imposed by the Adviser and/or the Trust, and the stated investment objectives, policies and restrictions of each Fund as provided in each Fund's prospectus and statement of additional information, as amended from time to time. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. The Sub-Adviser shall also make itself reasonably available to the Board of Trustees at such times as the Board of Trustees shall request.

      The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

            (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

            (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

            (c) will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price consistent with its "best execution" obligation. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services (as those terms are defined in Section 28(e) of the Securities Act of 1934). In no instance will portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, Rydex
      Distributors, Inc. or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or Rydex Distributors, Inc., except as may be permitted under the 1940 Act;

            (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of each Fund, including, without limitation, review of the general investment strategy of each Fund, the performance of each Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

            (e) will maintain books and records required to be maintained by Rule 31a-3 under the 1940 Act with respect to the Trust's securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request;

            (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder; and

            (g) will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

      4. PROXY VOTING; CORPORATE ACTIONS. The Sub-Adviser shall execute and deliver, or cause its nominee to execute and deliver, all proxy votes, notices of meetings and other notices affecting or relating to the securities of each Fund during the term of this Sub-Advisory Agreement. The Sub-Adviser shall maintain and preserve written proxy voting procedures, and shall provide a copy of such voting procedures, along with a record of its actual proxy votes relating to the securities of each Fund, to the Adviser or the Trust upon request. The Adviser and Sub-Adviser understand that the Funds may pursue their investment objectives by investing in other investment companies that are not affiliated "underlying funds" and specific proxy rules are applicable under the 1940 Act to this type of relationship. In particular, the Sub-Adviser will vote all proxies received from the underlying funds in the same proportion that all shares of the underlying funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. Beginning July 1, 2003, the Sub-Adviser shall maintain records regarding proxy voting on behalf of the Funds in order that the Funds may complete the annual Form N-PX filing.

      5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for each Fund, on behalf of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

      6. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Sub-Advisory Agreement.

      7. COMPENSATION. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee paid at the rate specified on SCHEDULE A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net asset value of the assets under the Sub-Adviser's management. This fee will be paid at least quarterly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. The Sub-Adviser shall not be responsible for expenses and costs of a Fund's operations payable by a Fund or the Adviser.

      8. SERVICES TO OTHERS. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser and fiduciary to other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that the Sub-Adviser furnishes adequate disclosure of such possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. For example, whenever a Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases the Sub-Adviser's procedures may adversely affect the size of the position that each Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Sub-Advisory Agreement will not devote their full time to such service and nothing contained in this Sub-Advisory Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

      9. STANDARD OF CARE. Each of the Adviser and Sub-Adviser shall discharge its duties under this Sub-Advisory Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The parties recognize that the opinions, recommendations and actions of the Sub-Adviser will be based on advice and information deemed to be reliable but not guaranteed by or to the Sub-Adviser.

      10. INDEMNIFICATION. Each of the Adviser and Sub-Adviser agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising as a result of the failure to meet the standard of care set forth in the first sentence of Paragraph 9 hereof. Notwithstanding the generality of the foregoing, the Adviser and Sub-Adviser each further agrees to indemnify each other against any claim, loss or liability (including reasonable attorney's fees) arising or as a result of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligation and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which each party may have against the other under any federal securities laws based on negligence and which cannot be modified in advance by contract.

      11. DURATION AND TERMINATION. This Sub-Advisory Agreement will become effective as of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of each Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for two years.

      Thereafter, if not terminated, this Sub-Advisory Agreement will continue in effect for each Fund for successive periods of 12 months, each ending on the day preceding the anniversary of the Sub-Advisory Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of each Fund. Notwithstanding the foregoing, this Sub-Advisory Agreement may be terminated as to each Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Adviser or by the Sub-Adviser. This Sub-Advisory Agreement will immediately terminate in the event of its assignment. (As used in this Sub-Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms ascribed in the 1940 Act.)

      This Agreement will terminate automatically if the investment advisory agreement between the Trust and the Adviser is terminated.

      12. AMENDMENT OF THIS AGREEMENT. No provision of this Sub-Advisory Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      13. MULTIPLE ORIGINALS. This Sub-Advisory Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same document.

      14. CUSTODY. All securities and other assets of each Fund shall be maintained with a custodian designated by the Adviser. The Sub-Adviser shall have no responsibility or liability with respect to any custodial function.

      15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and will be governed by the internal laws of the state of Delaware. The Sub-Adviser shall notify the Adviser of any changes in its officers and directors within a reasonable time.

      16. LIMITATION OF LIABILITY. The names "Rydex Variable Trust" and "Trustees of the Rydex Variable Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with each Fund must look solely to the assets of the Trust belonging to each Fund for the enforcement of any claims against the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        PADCO ADVISORS II, INC.

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        CLS INVESTMENT FIRM, LLC

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                          DATED ________________, 2007
                                     BETWEEN
                            PADCO ADVISORS II, INC.
                                       AND
                            CLS INVESTMENT FIRM, LLC

      Pursuant to Section 7 of this Investment Sub-Advisory Agreement, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

FUND                                                                      RATE
--------------------------------------------------------------------------------
Amerigo Fund: .........................................................   0.40%

Clermont Fund: ........................................................   0.40%

Berolina Fund: ........................................................   0.40%

      Should either of the aforementioned Funds not average $10,000,000 in assets over a quarter, the Sub-Adviser will not receive compensation for assets in that Fund for that specific quarter.

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

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

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

[LOGO] RYDEX INVESTMENTS
               ESSENTIAL FOR MODERN MARKETS TM


------------------------- ------------------------------------ ------------------------------ ------------------------------------
                          VOTING VIA THE TELEPHONE             VOTING VIA THE INTERNET        VOTING VIA THE MAIL
------------------------- ------------------------------------ ------------------------------ ------------------------------------
STOP                      o        Read the Proxy Statement    o        Read the Proxy        o        Read the Proxy Statement.
[Graphic Omitted]                  and have the Proxy Card at           Statement and have    o        Check the appropriate
                                   hand.                                the Proxy Card at              boxes on the reverse side.
                          o        Call toll-free                       hand.                 o        Sign, date and return the
                                   1-888-221-0697.             o        Log on to                      Proxy Card in the
                          o        Follow the recorded                  WWW.PROXYWEB.COM.              envelope provided.
                                   instructions.               o        Follow the
                                                                        on-line
                                                                        instructions.
------------------------- ------------------------------------ ------------------------------ ------------------------------------
                                 IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

999 999 999 999 99

                                                        RYDEX VARIABLE TRUST
                                                                PROXY

FUND NAME PRINTS HERE               FOR SPECIAL JOINT MEETING OF SHAREHOLDERS ON OCTOBER 4, 2007 THIS PROXY IS SOLICITED ON BEHALF
                                    OF THE BOARD OF DIRECTORS.

The undersigned  hereby appoints Joanna Haigney and Michael Byrum, or either of them,  proxy,  with full power of  substitution,  to represent  and vote,  as designated  on the reverse  side,  all shares of stock the  undersigned  is entitled to vote at the Special
Meeting of Joint  Shareholders  of Rydex Funds,  to be held at the offices of Rydex  Investments,  9601 Blackwell  Road,  Suite 500,
Rockville,  MD 20850 on Thursday,  October 4, 2007 at 4:30 p.m.  Eastern Time, or at any  adjournment  thereof,  with respect to the matters set forth on the reverse and described in the accompanying  Notice of Special Joint Meeting and Proxy Statement,  receipt of which is hereby acknowledged.

                                                                                    DATED: ____________________________, 2007

                                                                             -------------------------------------------------------

                                                                             -------------------------------------------------------
                                                                             Signature(s)                          (SIGN IN THE BOX)
                                                                             (Please sign exactly as name appears at left)
                                                                             (If stock is owned by more than one person,  all owners
                                                                             should   sign.    Persons    signing   as    executors,
                                                                             administrators,   trustees  or  in  similar  capacities
                                                                             should so indicate.)
                                                                                                      RYDEX VARIABLE TRUST - PC (sc)


                                                   PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X|
                                                 PLEASE DO NOT USE FINE POINT PENS.


                              WHEN PROPERLY SIGNED, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.

                               IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR THE PROPOSALS

                                 THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 1, 2 AND 3.

                                                                                FOR     AGAINST  ABSTAIN

1.   THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN                |_|       |_|      |_|
     RYDEX VARIABLE TRUST AND PADCO ADVISORS II, INC.* (All
     Rydex Variable Trust EXCEPT Absolute Return Strategies Fund
     and Hedged Equity Fund)

2.   THE APPROVAL OF A NEW  INVESTMENT  ADVISORY  AGREEMENT  BETWEEN            |_|       |_|      |_|
     RYDEX VARIABLE TRUST AND PADCO ADVISORS, II INC.* (Absolute
     Return Strategies and Hedged Equity Fund only)

3.   THE APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT                    |_|       |_|      |_|
     BETWEEN PADCO  ADVISORS II, INC.* AND CLS INVESTMENT FIRM, LLC.
     (CLS AdvisorOne Amerigo Fund, CLS AdvisorOne Clermont Fund and
     CLS AdvisorOne Berolina Fund only)

* PADCO Advisors, Inc. and PADCO Advisors II, Inc. collectively do business as Rydex Investments.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                  RYDEX VARIABLE TRUST - PC (sc)